UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-6718

                          DREYFUS INVESTMENT GRADE FUNDS, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   7/31

Date of reporting period:  7/31/03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

      Dreyfus
      Institutional Yield
      Advantage Fund

      ANNUAL REPORT July 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                           Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Yield Advantage Fund covers the 12-month period from August 1, 2002, through July 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds generally continued to rally during most of the reporting period, driven higher by a combination of declining interest rates and improving investor sentiment. Corporate bonds in particular rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, some of the more interest-rate-sensitive sectors of the bond market began to give back a significant amount of their gains over the last several weeks of the reporting period, triggered by strong interest-rate volatility and a sharp sell-off in certain areas of the bond market.

With yields on some types of bonds near historical lows, maintaining a steady stream of current income has been a challenge for many investors. What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's market environment.

Thank you for your continued confidence and support.

Sincerely,

/s/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Yield Advantage Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2003, the fund's Institutional shares achieved a total return of 1.37% and its Investor shares achieved a total return of 1.12% .(1) In comparison, the Salomon Smith Barney 1-Year Treasury
Benchmark-on-the-Run Index, the fund' s benchmark, achieved a total return of 2.00% for the same period.(2)

We attribute the fund and market's overall performance during the reporting period to declining interest rates in a struggling economy. The fund produced lower returns than its benchmark, primarily because of rising credit concerns in the corporate bond and asset-backed securities markets and a surge of prepayments in the mortgage-backed securities market during the first half of the reporting period. Better performance during the reporting period's second half offset most, but not all, of the fund's lagging relative returns.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The  fund  seeks  as  high  a  level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds,
asset-backed    securities    and    mortgage-related    securities.

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund' s holdings mature or

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

are redeemed, on average -- to follow each other closely, we may invest in securities with effective final maturities of any length.

When choosing securities for the fund, we analyze many factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

What other factors influenced the fund's performance?

When the reporting period began, investors were generally pessimistic about the prospects for the U.S. economy as the stock market hit new lows, corporations refrained from spending and the unemployment rate rose. These factors were intensified by corporate scandals and rising tensions between the United States and Iraq.

Because investment-grade corporate bond prices had retreated to levels we believed to be attractive, the fund began the reporting period with relatively heavy exposure to corporate securities. However, prices for these investments continued to fall over the remainder of 2002 amid persistent credit-quality concerns. The fund' s performance was also hindered when mortgage-backed securities lost value amid a surge in mortgage refinancing activity, and asset-backed securities suffered when two major issuers declared bankruptcy.

Nonetheless, our emphasis on investment-grade corporate securities positioned the fund well for the sharp rally that ensued in 2003. Even before the war in Iraq began, investors began to look forward to stronger economic growth, and they apparently recognized that corporate bond prices were low compared to historical averages. Finally, the fund benefited from its holdings of Treasury Inflation Protected Securities, which rallied strongly during the first half of 2003.

In addition, the fund's performance during the reporting period's second half was helped by our duration management strategy. Because we believed toward the end of May that bond yields were more likely to rise than fall, we generally held the fund' s overall average duration to approximately 0.351 years. This position enabled the fund to avoid the brunt of the market's declines when bond yields rose sharply in July.

4

WHAT IS THE FUND'S CURRENT STRATEGY?

We continue to position the fund's average duration for moderately stronger economic growth. However, after their strong rally, we recently reduced the fund' s emphasis on corporate securities to a smaller percentage of the overall portfolio. We have also reduced the fund's mortgage-backed exposure and modestly increased the fund's holdings of U.S. government agency debentures, which were under pressure and, in our opinion, presented a buying opportunity. In general we are pursuing a more "sector-neutral" stance that we believe is prudent given the current uncertainty that still exists in the marketplace.

August 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. TOTAL RETURN IS CALCULATED ON A MONTH-END BASIS.

                                                             The Fund 5

FUND PERFORMANCE



                  Dreyfus Institutional   Dreyfus Institutional        Citigroup
                     Yield Advantage         Yield Advantage         1-Year Treasury
    PERIOD                Fund                   Fund              Benchmark-on-the-Run
                ( Institutional shares)   ( Investor shares)            Index *
   11/15/01              10,000                10,000                   10,000
    1/31/02              10,093                10,087                   10,027
    4/30/02              10,187                10,176                   10,107
    7/31/02              10,301                10,282                   10,230
   10/31/02              10,351                10,327                   10,308
    1/31/03              10,332                10,302                   10,359
    4/30/03              10,366                10,329                   10,409
    7/31/03              10,441                10,397                   10,434


Comparison of change in value of $10,000 investment in Dreyfus Institutional Yield Advantage Fund Institutional shares and Investor shares and the Citigroup 1-Year Treasury Benchmark-on-the-Run Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 7/31/03

                                                                   Inception                                         From
                                                                     Date                   1 Year                 Inception
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES                                               11/15/01                  1.37%                   2.56%

INVESTOR SHARES                                                    11/15/01                  1.12%                   2.30%



((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INSTITUTIONAL AND INVESTOR SHARES OF DREYFUS INSTITUTIONAL YIELD ADVANTAGE FUND ON 11/15/01 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/01 IS USED AS THE BEGINNING VALUE ON 11/15/01. THE FUND'S INSTITUTIONAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE FUND'S INVESTOR SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS AND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF ONE YEAR OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6



STATEMENT OF INVESTMENTS

July 31, 2003

                                                                                               Principal
BONDS AND NOTES--99.5%                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.0%

Boeing Capital,

   Medium-Term Notes, Ser. XI, 6.68%, 2003                                                    2,000,000                2,035,050

ASSET-BACKED CTFS./BUSINESS--2.5%

ACAS Business Loan Trust:

   Ser. 2002-1A, Cl. B, 2.6%, 2012                                                            1,300,000  (a,b)         1,286,870

   Ser. 2002-2A, Cl. B, 2.7%, 2015                                                            2,500,000  (a,b)         2,475,000

CapitalSource Commercial Loan Trust,

   Ser. 2003-1A, Cl. B, 2.25%, 2012                                                           1,250,000  (a,b)         1,250,000

                                                                                                                       5,011,870

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                              257,582                  259,759

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            1,700,000  (a)           1,756,313

                                                                                                                       2,016,072

ASSET-BACKED CTFS./HEALTH CARE--.7%

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            6,000,000  (a,c,d)       1,291,200

ASSET-BACKED CTFS./HOME EQUITY LOANS--9.6%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                         1,067,050                1,067,127

American Business Financial Services,

   Ser. 1997-2, Cl. A5, 7.125%, 2029                                                          1,799,831                1,906,673

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                               2,126                    2,125

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             178,681                  179,703

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        2,932,792                3,062,401

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                             563,784                  568,876

Equivantage Home Equity Loan Trust,

   Ser. 1996-2, Cl. A4, 8.05%, 2027                                                           3,450,130                3,449,102

Long Beach Mortgage Loan Trust,

   Ser. 2003-3, Cl. A, 1.42%, 2033                                                            1,983,884  (b)           1,983,884

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          2,955,374                3,047,318

Residential Asset Mortgage Products,

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         3,117,130                3,118,543

Residential Asset Securities,

   Ser. 1998-KS3, Cl. AI7, 5.98%, 2029                                                          434,562                  458,459

                                                                                                                      18,844,211

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./MANUFACTURED HOUSING--1.9%

Bombardier Capital Mortgage Securitization,

   Ser. 2000-A, Cl. A2, 7.575%, 2030                                                          4,395,568                3,695,024

AUTOMOTIVE--2.3%

DaimlerChrysler,

   Gtd. Medium-Term Notes, Ser. C, 1.51%, 2003                                                  675,000  (b)             675,037

GMAC,

   Medium-Term Notes, 6.38%, 2004                                                             3,700,000                3,784,094

                                                                                                                       4,459,131

BANKING--4.9%

Deutsche Bank NY,

   Notes, 2.19%, 2005                                                                         5,000,000  (b)           5,000,000

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             2,840,000                2,861,078

Washington Mutual,

   Sr. Notes, 7.25%, 2005                                                                     1,600,000                1,752,386

                                                                                                                       9,613,464

CABLE/MEDIA--.4%

Comcast Cable Communications,

   Notes, 8.125%, 2004                                                                          750,000                  780,060

CHEMICALS--3.8%

Dow Chemical,

   Notes, 5.25%, 2004                                                                           770,000                  788,498

du Pont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                         2,833,000                3,007,045

Eastman Chemical,

   Notes, 6.375%, 2004                                                                        1,300,000                1,326,361

Rohm & Haas,

   Sr. Notes, 6.95%, 2004                                                                     2,330,000                2,439,247

                                                                                                                       7,561,151

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.8%

Banc of America Large Loan:

   Ser. 2002-FL1A, Cl. E, 2.52%, 2014                                                           900,000  (a,b)           897,046

   Ser. 2002-FL2A, Cl. H, 2.47%, 2014                                                         2,000,000  (a,b)         1,980,000

   Ser. 2002-FL2A, Cl. L1, 4.12%, 2014                                                        2,000,000  (a,b)         1,952,500

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.62%, 2014                                                           1,100,000  (a,b)           999,625

COMM:

   Ser. 2000-FL2A, Cl. E, 2.10%, 2011                                                         4,336,000  (a,b)         4,286,579

   Ser. 2001-FL5A, Cl. G, 2.26%, 2013                                                         2,000,000  (a,b)         1,970,937


8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

CS First Boston Mortgage Securities,

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           618,881                  645,229

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.06%, 2013                                                          1,816,219  (a,b)         1,806,655

Ventas Specialty I,

   Ser. 2001-VENA, Cl. D, 3.06%, 2012                                                           850,000  (a,b)           850,000

                                                                                                                      15,388,571

CONSUMER--.1%

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           135,000                  135,650

DRUGS & PHARMACEUTICALS--1.1%

Abbott Laboratories,

   Notes, 5.125%, 2004                                                                        2,075,000                2,146,658

ENTERTAINMENT/MEDIA--1.1%

Walt Disney,

   Notes, 4.5%, 2004                                                                          2,000,000                2,065,428

FINANCIAL SERVICES--2.7%

American General Finance,

   Medium-Term Notes, Ser. E, 6.85%, 2004                                                     1,000,000                1,051,703

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     1,600,000                1,635,826

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        600,000                  603,878

   Notes, 8.375%, 2004                                                                          425,000                  462,128

John Deere Capital,

   Medium-Term Notes, Ser. D, 1.69%, 2004                                                     1,286,000  (b)           1,292,749

Textron Financial,

   Medium-Term Notes, Ser. D, 7.37%, 2003                                                       300,000  (a)             303,500

                                                                                                                       5,349,784

FOOD & BEVERAGES--2.2%

Pepsi Bottling,

   Gtd. Notes, 5.375%, 2004                                                                   2,700,000  (a)           2,760,218

Tyson Foods,

   Notes, 6.625%, 2004                                                                        1,485,000                1,535,395

                                                                                                                       4,295,613

FOREIGN/GOVERNMENTAL--9.7%

Export Development of Canada,

   Notes, 2.375%, 2006                                                                        4,520,000                4,537,786

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Kingdom of Denmark,

   Medium-Term Notes, Ser. 110-1, 6.375%, 2003                                                5,602,000                5,618,806

New Zealand Government,

   Medium-Term Notes, Ser. 2082-1, 6.25%, 2004                                                2,000,000                2,107,000

Province of Quebec,

   Deb., Ser. NS, 8.625%, 2005                                                                1,770,000                1,935,647

Republic of Finland,

   Deb., 7.875%, 2004                                                                         4,602,000                4,904,669

                                                                                                                      19,103,908

HEALTH CARE--1.1%

American Home Products,

   Notes, 5.875%, 2004                                                                          750,000                  770,316

United Healthcare,

   Sr. Notes, 1.88%, 2004                                                                     1,345,000  (a,b)         1,346,328

                                                                                                                       2,116,644

INSURANCE--4.2%

ACE INA,

   Gtd. Sr. Notes, 8.2%, 2004                                                                   960,000                1,019,080

ASIF Global Financing,

   Notes, 1.37%, 2006                                                                         4,866,000  (a,b)         4,896,413

MetLife,

   Deb., 3.911%, 2005                                                                         1,500,000                1,549,714

Nationwide Mutual Insurance,

   Notes, 6.5%, 2004                                                                            745,000  (a)             764,294

                                                                                                                       8,229,501

OIL & GAS--2.6%

Baker Hughes,

   Notes, 8%, 2004                                                                            1,500,000                1,573,912

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      3,445,000                3,557,421

                                                                                                                       5,131,333

REAL ESTATE INVESTMENT TRUSTS--2.7%

Developers Diversified Realty,

   Medium-Term Notes, 6.94%, 2004                                                               700,000                  730,642

EOP Operating,

   Notes, 7.375%, 2003                                                                        1,250,000                1,269,852

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          1,422,000                1,478,389

Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      165,000                  173,697


10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Highwoods Realty,

   Notes, 8%, 2003                                                                              935,000                  952,006

Liberty Property,

   Medium-Term Notes, 6.97%, 2003                                                               500,000                  509,902

ProLogis Trust,

   Sr. Notes, 7%, 2003                                                                           90,000                   90,856

                                                                                                                       5,205,344

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             148,183                  153,579

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B4, 7%, 2027                                                               192,026                  191,916

Residential Funding Mortgage Securities I:

   Ser. 2001-S4, Cl. M1, 7.25%, 2031                                                          1,498,366                1,584,839

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                            278,898                  284,626

Structured Asset Securities,

   Ser. 2001-5, Cl.1A3, 6%, 2031                                                              3,000,000                3,033,285

                                                                                                                       5,248,245

RETAIL--1.3%

Home Depot,

   Sr. Notes, 6.5%, 2004                                                                      1,550,000                1,633,822

Sears Roebuck & Co.,

   Notes, 6.25%, 2004                                                                           962,000                  974,939

                                                                                                                       2,608,761

STRUCTURED INDEX--1.2%

HSBC TIGERS:

   Medium-Term Notes, Ser. 2003-3, 3.915%, 2008                                               1,370,000  (a,b,e)       1,369,828

   Medium-Term Notes, Ser. 2003-4, 4.36%, 2008                                                1,000,000  (a,b,e)       1,000,000

                                                                                                                       2,369,828

TECHNOLOGY--4.1%

Fondo LatinoAmericano,

   Notes, 3%, 2006                                                                            1,215,000  (a)           1,209,082

Hewlett-Packard Finance,

   Deb., 7.9%, 2003                                                                           1,500,000  (a)           1,528,209

Meridian Funding,

   Notes, 1.58%, 2009                                                                         5,300,000  (a,b)         5,301,002

                                                                                                                       8,038,293

TELECOMMUNICATIONS--1.1%

TCI Communications,

   Sr. Notes, 8%, 2005                                                                        2,000,000                2,194,584

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--13.3%

U.S. Treasury Notes:

   2%, 5/15/2006                                                                              7,915,000  (f)           7,868,009

   3.625%, 5/15/2013                                                                         19,491,000               18,199,721

                                                                                                                      26,067,730

U.S. GOVERNMENT AGENCIES--8.8%

SLM,

   Conv. Bonds, 1.06%, 2035                                                                  12,000,000  (a,b)        11,838,480

Tennessee Valley Authority,

  Valley Indexed-Principal Securities,

      3.375%, 1/15/2007                                                                       5,038,431  (g)           5,371,949

                                                                                                                      17,210,429

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--3.2%

Federal Home Loan Mortgage Corp.:

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                        590,708                  592,789

      Ser. 2538, Cl. AQ, 5%, 12/15/2017                                                       1,912,154                1,923,189

      Ser. 2603, Cl. AC, 2%, 12/15/2008                                                       3,218,264                3,216,171

Federal National Mortgage Association,

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                       516,513                  520,307

                                                                                                                       6,252,456

UTILITIES/GAS & ELECTRIC--.4%

CommonWealth Edison,

   Notes, 7.375%, 2004                                                                          100,000                  102,593

Niagara Mohawk Power,

   First Mortgage, 7.375%, 2003                                                                 655,000                  655,000

                                                                                                                         757,593

TOTAL BONDS AND NOTES

   (cost $201,037,853)                                                                                               195,223,586
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--12.7%                                                                         Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     8,324,666  (h)           8,324,666

Dreyfus Institutional Cash Advantage Plus Fund                                                8,324,667  (h)           8,324,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        8,324,667  (h)           8,324,667

TOTAL OTHER INVESTMENTS

   (cost $24,974,000)                                                                                                 24,974,000


12
                                                                                               Principal
SHORT-TERM INVESTMENTS--.1%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILL;

  .93%, 12/26/2003

   (cost $249,051)                                                                              250,000  (f)             248,998
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $226,260,904)                                                            112.3%              220,446,584

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (12.3%)              (24,057,964)

NET ASSETS                                                                                       100.0%              196,388,620



(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2003, THESE SECURITIES AMOUNTED TO $55,120,079 OR 28.1% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

(E)  SECURITIES LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(H)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13



STATEMENT OF FINANCIAL FUTURES

July 31, 2003

                                                                                                                       Unrealized
                                                                  Market Value                                        Appreciation
                                                                    Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)                  Expiration         at 7/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                        53                5,863,125              September 2003                (69,695)

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                          46                4,856,594              September 2003                470,063

                                                                                                                          400,368

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           226,260,904   220,446,584

Interest receivable                                                   1,959,444

Receivable for investment securities sold                             1,744,804

Receivable for futures variation margin--Note 4                         204,670

Prepaid expenses                                                         20,494

                                                                    224,375,996
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,356

Cash overdraft due to Custodian                                       1,661,488

Payable for investment securities purchased                          21,183,131

Payable for shares of Common Stock redeemed                           5,072,408

Accrued expenses                                                         46,993

                                                                     27,987,376
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      196,388,620
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,345,904

Accumulated undistributed investment income--net                        193,599

Accumulated net realized gain (loss) on investments                  (2,736,931)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $400,368 net unrealized
  appreciation on financial futures)                                 (5,413,952)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      196,388,620

NET ASSET VALUE PER SHARE

                                     Investor Shares  Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                            30,368,364           166,020,256

Shares Outstanding                        15,490,438            84,731,906
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                   1.96                 1.96

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF OPERATIONS

Year Ended July 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            10,819,329

Cash dividends                                                         165,046

TOTAL INCOME                                                        10,984,375

EXPENSES:

Management fee--Note 3(a)                                              717,081

Service fees (Investor Shares)--Note 3(b)                              157,045

Registration fees                                                       76,247

Custodian fees--Note 3(b)                                               39,868

Professional fees                                                       38,914

Shareholder servicing costs--Note 3(b)                                  16,679

Directors' fees and expenses--Note 3(c)                                 12,891

Prospectus and shareholders' reports                                    12,126

Miscellaneous                                                           22,623

TOTAL EXPENSES                                                       1,093,474

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (219,348)

NET EXPENSES                                                           874,126

INVESTMENT INCOME--NET                                              10,110,249
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,438,242

Net realized gain (loss) on financial futures                       (1,075,853)

Net realized gain (loss) on options transactions                        84,238

NET REALIZED GAIN (LOSS)                                             1,446,627

Net unrealized appreciation (depreciation) on investments
  (including $763,290 net unrealized appreciation on financial futures)
                                                                    (7,131,772)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,685,145)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,425,104

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                             -----------------------------------

                                                     2003            2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,110,249           2,733,148

Net realized gain (loss) on investments         1,446,627          (1,944,893)

Net unrealized appreciation
   (depreciation) on investments               (7,131,772)          1,717,820

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,425,104           2,506,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                               (1,933,626)            (145,016)

Institutional Shares                         (10,067,831)          (2,743,332)

TOTAL DIVIDENDS                              (12,001,457)          (2,888,348)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               124,158,647          19,897,513

Institutional Shares                          339,518,910         298,991,247

Dividends reinvested:

Investor Shares                                 1,796,515             134,294

Institutional Shares                            1,750,406             749,707

Cost of shares redeemed:

Investor Shares                             (108,947,482)          (5,189,134)

Institutional Shares                        (422,398,938)         (46,114,439)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (64,121,942)         268,469,188

TOTAL INCREASE (DECREASE) IN NET ASSETS      (71,698,295)         268,086,915
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           268,086,915                 --

END OF PERIOD                                 196,388,620          268,086,915

Undistributed investment income--net              193,599              168,080

                                                             The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended July 31,
                                             -----------------------------------

                                                     2003             2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    62,409,279            9,948,757

Shares issued for dividends reinvested            909,366               67,126

Shares redeemed                               (55,249,523)          (2,594,567)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,069,122            7,421,316
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                   171,170,592          149,495,584

Shares issued for dividends reinvested            886,754              374,831

Shares redeemed                              (214,138,637)         (23,057,218)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (42,081,291)        126,813,197

(A)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                           Year Ended July 31,
                                                          ----------------------

INVESTOR SHARES                                              2003        2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         2.00        2.00

Investment Operations:

Investment income--net                                     .05(b)      .05(b)

Net realized and unrealized
   gain (loss) on investments                              (.03)         .01

Total from Investment Operations                            .02          .06

Distributions:

Dividends from investment income--net                       (.06)       (.06)

Net asset value, end of period                              1.96        2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             1.12       2.82(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .45       .45(d)

Ratio of net investment income
   to average net assets                                     2.55      3.71(d)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation                .06        .44(d)

Portfolio Turnover Rate                                   441.13      98.01(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     30,368       14,833

(A) FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Year Ended July 31,
                                                         -----------------------

INSTITUTIONAL SHARES                                        2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         2.00         2.00

Investment Operations:

Investment income--net                                     .06(b)       .06(b)

Net realized and unrealized
   gain (loss) on investments                              (.03)          --

Total from Investment Operations                            .03          .06

Distributions:

Dividends from investment income--net                      (.07)       (.06)

Net asset value, end of period                             1.96        2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           1.37      3.00(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .20       .20(d)

Ratio of net investment income
   to average net assets                                   2.77      4.10(d)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation               .06       .17(d)

Portfolio Turnover Rate                                  441.13     98.01(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   166,020     253,254

(A) FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Institutional Yield Advantage Fund (the "fund" ) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares which are sold to the public without a
sales    charge.

On July 17, 2003, the fund's Board of Directors approved, effective July 18, 2003, a change of the Company's name from "Dreyfus Investment Grade Bond Funds, Inc." to "Dreyfus Investment Grade Funds, Inc."

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11,561 during the period ended July 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

22

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $186,334, accumulated capital losses $2,281,578 and unrealized depreciation $5,862,040.

The accumulated capital loss carryover of $2,281,578 is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2003 and July 31, 2002, were as follows: ordinary income $12,001,457 and $2,888,348, respectively.

During the period ended July 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,916,727, decreased net realized gain (loss) on investments by $1,910,612 and decreased paid-in capital by $6,115. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in

                                                                   The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

effect at the time of borrowings. During the period ended July 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2002 through July 31, 2003, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, service plan fees and extraordinary expenses, exceed an annual rate of .20 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $219,348 during the period ended July 31, 2003.

(B) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended July 31, 2003, Investor Shares was charged $157,045 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2003, the fund was charged $3,651 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2003, the fund was charged $39,868 pursuant to the custody agreement.

24

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000 and an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group increased in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended July 31, 2003, the fund derived $165,046 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended July 31, 2003, amounted to $1,443,241,305 and $1,492,884,635, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2003, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At July 31, 2003, there were no call options written outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At July 31, 2003, there were no put options written outstanding.

At July 31, 2003, the cost of investments for federal income tax purposes was $226,308,624; accordingly, accumulated net unrealized depreciation on investments was $5,862,040, consisting of $928,421 gross unrealized appreciation and $6,790,461 gross unrealized depreciation.

26

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Institutional Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Institutional Yield Advantage Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.) , as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Yield Advantage Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

September 18, 2003

                                                             The Fund 27


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

28

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Chairman  of  First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

30

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 31

NOTES

                  For More Information

                        Dreyfus
                        Institutional Yield
                        Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  049AR0703



      Dreyfus Premier
      Yield Advantage Fund
      ANNUAL REPORT July 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            22   Financial Highlights

                            27   Notes to Financial Statements

                            34   Report of Independent Auditors

                            35   Board Members Information

                            37   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Yield Advantage Fund covers the 12-month period from August 1, 2002, through July 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds generally continued to rally during most of the reporting period, driven higher by a combination of declining interest rates and improving investor sentiment. Corporate bonds in particular rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, some of the more interest-rate-sensitive sectors of the bond market began to give back a significant amount of their gains over the last several weeks of the reporting period, triggered by strong interest-rate volatility and a sharp sell-off in certain areas of the bond market.

With yields on some types of bonds near historical lows, maintaining a steady stream of current income has been a challenge for many investors. What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's market environment.

Thank you for your continued confidence and support.

Sincerely,

/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2003


2


DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Yield Advantage Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2003, the fund's Class D shares achieved a total return of 1.16%.(1) From their inception on November 1, 2002, through July 31, 2003, the fund achieved total returns of 1.88% for Class A shares, 0.29% for Class B shares, 0.85% for Class P shares and 0.65% for Class S shares. In comparison, the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index, the fund' s benchmark, achieved total returns of 2.00% for the 12-month period and 1.22% for the period between November 1, 2002, and July 31, 2003.(2)

We attribute the fund and market's overall performance during the reporting period to declining interest rates in a struggling economy. The fund produced lower returns than its benchmark, primarily because of rising credit concerns in the corporate bond and asset-backed securities markets and a surge of prepayments in the mortgage-backed securities market during the first half of the reporting period. Better performance during the reporting period's second half offset most, but not all, of the fund's lagging relative returns.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds, asset-backed securities and mortgage-related securities.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund' s holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of
any    length.

When choosing securities for the fund, we analyze many factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

When the reporting period began, investors were generally pessimistic about the prospects for the U.S. economy as the stock market hit new lows, corporations refrained from spending and the unemployment rate rose. These factors were intensified by corporate scandals and rising tensions between the United States and Iraq.

Because investment-grade corporate bond prices had retreated to levels we believed to be attractive, the fund began the reporting period with relatively heavy exposure to corporate securities. However, prices for these investments continued to fall over the remainder of 2002 amid persistent credit-quality concerns. The fund' s performance was also hindered when mortgage-backed securities lost value amid a surge in mortgage refinancing activity, and asset-backed securities suffered when two major issuers declared bankruptcy.

Nonetheless, our emphasis on investment-grade corporate securities positioned the fund well for the sharp rally that ensued in 2003. Even before the war in Iraq began, investors began to look forward to stronger economic growth, and they apparently recognized that corporate bond prices were low compared to historical averages. Finally, the fund benefited from its holdings of Treasury Inflation Protected Securities, which rallied strongly during the first half of 2003.

4

In addition, the fund's performance during the reporting period's second half was helped by our duration management strategy. Because we believed toward the end of May that bond yields were more likely to rise than fall, we reduced the fund' s average duration to approximately 0.351 years. This position enabled the fund to avoid the brunt of the market's declines when bond yields rose sharply in July.

WHAT IS THE FUND'S CURRENT STRATEGY?

We continue to position the fund's average duration for moderately stronger economic growth. However, after their strong rally, we recently reduced the fund's emphasis on corporate securities to a smaller percentage of the overall portfolio. We have also reduced the fund's mortgage-backed exposure and modestly increased the fund's holdings of U.S. government agency debentures, which were under pressure and, in our opinion, presented a buying opportunity. In general we are pursuing a more "sector-neutral" stance that we believe is prudent given the current uncertainty that still exists in the marketplace.

August 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS S SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JULY 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. TOTAL RETURN IS CALCULATED ON A MONTH-END BASIS.

                                                             The Fund 5

FUND PERFORMANCE

                                                    Citigroup
                            Dreyfus Premier       1-Year Treasury
      PERIOD            Yield Advantage Fund    Benchmark-on-the-Run
                           (Class D shares)          Index *

    11/15/01                  10,000                 10,000
     1/31/02                  10,119                 10,027
     4/30/02                  10,206                 10,107
     7/31/02                  10,301                 10,230
    10/31/02                  10,332                 10,308
     1/31/03                  10,356                 10,359
     4/30/03                  10,361                 10,409
     7/31/03                  10,420                 10,434

Comparison of change in value of $10,000 investment in Dreyfus Premier Yield Advantage Fund Class D shares and the Citigroup 1-Year Treasury
Benchmark-on-the-Run Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS D SHARES OF DREYFUS PREMIER YIELD ADVANTAGE FUND ON 11/15/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/01 IS USED AS THE BEGINNING VALUE ON 11/15/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE NOVEMBER 1, 2002, DREYFUS YIELD ADVANTAGE FUND WAS RENAMED DREYFUS PREMIER YIELD ADVANTAGE FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS D SHARES AND THE FUND BEGAN OFFERING CLASS A, CLASS B, CLASS P AND CLASS S SHARES.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS AND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF ONE YEAR OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 7/31/03

                                                                        Inception                                       From
                                                                          Date                   1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES                                                          11/15/01                  1.16%                 2.44%

Actual Aggregate Total Returns AS OF 7/31/03

                                                                        Inception                                       From

                                                                          Date                   1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (2.0%)                                         11/1/02                   --                  (0.12%)
WITHOUT SALES CHARGE                                                     11/1/02                   --                   1.88%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                  11/1/02                   --                  (3.67%)
WITHOUT REDEMPTION                                                       11/1/02                   --                   0.29%

CLASS P SHARES                                                           11/1/02                   --                   0.85%

CLASS S SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                               11/1/02                   --                  (1.83%)
WITHOUT REDEMPTION                                                       11/1/02                   --                   0.65%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS S SHARES IS 2.50%. AFTER SIX YEARS CLASS S SHARES CONVERT TO CLASS A SHARES.

                                                             The Fund 7




July 31, 2003

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--92.7%                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.5%

United Technologies,

   Notes, 6.625%, 2004                                                                        2,000,000                2,124,666

ASSET-BACKED CTFS./AUTO LOANS--.1%

Navistar Financial Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                              388,117                  401,720

ASSET-BACKED CTFS./BUSINESS--1.5%

ACAS Business Loan Trust:

   Ser. 2002-1A, Cl. B, 2.6%, 2012                                                            2,700,000  (a,b)         2,672,730

   Ser. 2002-2A, Cl. B, 2.7%, 2015                                                            1,500,000  (a,b)         1,485,000

CapitalSource Commercial Loan Trust,

   Ser. 2003-1A, Cl. B, 2.25%, 2012                                                           2,750,000  (a,b)         2,750,000

                                                                                                                       6,907,730

ASSET-BACKED CTFS./CREDIT CARDS--.8%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                              202,820                  204,534

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            3,500,000  (a)           3,615,938

                                                                                                                       3,820,472

ASSET-BACKED CTFS./EQUIPMENT--.1%

Xerox Equipment Lease Owner Trust,

   Ser. 2001-1, Cl. A, 3.11%, 2008                                                              307,338  (a,b)           307,763

ASSET-BACKED CTFS./HEALTH CARE--.2%

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            4,905,000  (a,c,d)       1,055,556

ASSET-BACKED CTFS./HOME EQUITY LOANS--5.9%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                           666,117                  666,165

American Business Financial Services,

   Ser. 1997-2, Cl. A5, 7.125%, 2029                                                          1,232,885                1,306,071

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                                 531                      531

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                              16,579                   16,674

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        3,391,278                3,541,149

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                           1,558,921                1,573,000

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                          11,000,000               11,209,436

IMC Home Equity Loan Trust,

   Ser. 1997-5, Cl. A8, 7.14%, 2025                                                             141,318                  146,995

Long Beach Mortgage Loan Trust,

   Ser. 2003-3, Cl. A, 1.42%, 2033                                                            4,959,711  (b)           4,959,711

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Residential Asset Mortgage Products,

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         3,636,651                3,638,300

                                                                                                                      27,058,032

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.1%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              419,181                  422,237

AUTOMOTIVE--1.5%

DaimlerChrysler,

   Gtd. Medium-Term Notes, Ser. C, 1.51%, 2003                                                1,325,000  (b)           1,325,073

Ford Motor Credit,

   Notes, 7.5%, 2005                                                                          1,425,000                1,507,906

GMAC,

   Medium-Term Notes, 6.38%, 2004                                                             4,000,000                4,090,912

                                                                                                                       6,923,891

BANKING--5.2%

Abbey National,

   Medium-Term Notes, 6.69%, 2005                                                             4,000,000                4,372,908

Deutsche Bank NY,

   Notes, 2.19%, 2005                                                                        12,500,000  (b)          12,500,000

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             4,160,000                4,190,876

Washington Mutual,

   Sr. Notes, 7.25%, 2005                                                                     2,500,000                2,738,103

                                                                                                                      23,801,887

CABLE/MEDIA--.7%

Comcast Cable Communications,

   Notes, 8.125%, 2004                                                                        1,250,000                1,300,100

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                      1,850,000                1,898,629

                                                                                                                       3,198,729

CHEMICALS--1.9%

Dow Chemical,

   Notes, 5.25%, 2004                                                                         1,230,000                1,259,548

du Pont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                         3,000,000                3,184,305

Eastman Chemical,

   Notes, 6.375%, 2004                                                                        2,010,000                2,050,759

Rohm & Haas,

   Sr. Notes, 6.95%, 2004                                                                     2,335,000                2,444,481

                                                                                                                       8,939,093

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--14.6%

Banc of America Large Loan:

   Ser. 2002-FL1A, Cl. D, 2.27%, 2014                                                         7,102,606  (a,b)         7,095,755

   Ser. 2002-FL1A, Cl. E, 2.52%, 2014                                                         2,370,000  (a,b)         2,362,221

   Ser. 2002-FL1A, Cl. G, 3.12%, 2014                                                         4,000,000  (a,b)         3,952,360

   Ser. 2002-FL2A, Cl. H, 2.47%, 2014                                                         2,204,005  (a,b)         2,181,965

   Ser. 2002-FL2A, Cl. K1, 3.62%, 2014                                                        1,037,575  (a,b)         1,003,854

   Ser. 2002-FL2A, Cl. L1, 4.12%, 2014                                                        3,839,535  (a,b)         3,748,346

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.62%, 2014                                                           2,200,000  (a,b)         1,999,250

Bear Stearns Commercial Mortgage Securities,

   Ser. 2003-BA1A, Cl. G, 2.7%, 2015                                                          6,966,000  (a,b)         6,934,435

COMM:

   Ser. 2000-FL2A, Cl. E, 2.10%, 2011                                                         4,479,000  (a,b)         4,427,949

   Ser. 2001-FL5A, Cl. G, 2.26%, 2013                                                         3,700,000  (a,b)         3,646,234

   Ser. 2002-FL7, Cl. G, 2.96%, 2014                                                          9,000,000  (a,b)         8,901,226

CS First Boston Mortgage Securities:

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           278,643                  290,506

   Ser. 2001-TFLA, Cl. G, 2.86%, 2011                                                         3,500,000  (a,b)         3,417,155

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.06%, 2013                                                          4,247,158  (a,b)         4,224,794

Ventas Specialty l,

   Ser. 2001-VENA, Cl. D, 3.06%, 2012                                                         1,800,000  (a,b)         1,800,000

Wachovia Bank Commercial Mortgage Trust:

   Ser. 2002-WHL, Cl. L, 4.11%, 2015                                                          6,000,000  (a,b)         5,919,816

   Ser. 2003-WHL2, Cl. J, 3.61%, 2013                                                         5,000,000  (a,b)         4,928,500

                                                                                                                      66,834,366

CONSUMER--.6%

Gillette,

   Notes, 3.75%, 2004                                                                         2,500,000  (a)           2,571,947

FINANCIAL SERVICES--3.4%

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     3,400,000                3,476,129

Countrywide Home Loan:

   Gtd. Medium-Term Notes, Ser. E, 7.45%, 2003                                                  335,000                  337,395

   Gtd. Medium-Term Notes, Ser. F, 6.7%, 2005                                                 4,000,000                4,290,464

General Electric Capital Corp.,

   Medium-Term Notes, Ser. A, 2.85%, 2006                                                     2,500,000                2,524,807

Household Netherlands,

   Gtd. Sr. Notes, 6.2%, 2003                                                                 2,500,000                2,537,382

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        700,000                  704,525

   Notes, 8.375%, 2004                                                                          850,000                  924,255


10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

John Deere Capital,

   Medium-Term Notes, Ser. D, 1.69%, 2004                                                       714,000  (b)             717,747

                                                                                                                      15,512,704

FOOD & BEVERAGES--3.3%

Earthgrains,

   Sr. Notes, 8.375%, 2003                                                                    2,215,000                2,215,000

McDonald's,

   Medium-Term Notes, Ser. G, 5.15%, 2004                                                     1,000,000                1,030,803

Pepsi Bottling,

   Gtd. Notes, 5.375%, 2004                                                                   4,950,000  (a)           5,060,400

Safeway,

   Sr. Notes, 3.625%, 2003                                                                    1,500,000                1,503,795

Tyson Foods,

   Notes, 6.625%, 2004                                                                        2,605,000                2,693,403

Unilever Capital,

   Gtd. Sr. Notes, 6.75%, 2003                                                                2,500,000                2,532,802

                                                                                                                      15,036,203

FOREIGN/GOVERNMENTAL--5.9%

Export Development of Canada,

   Notes, 2.375%, 2006                                                                        7,700,000                7,730,299

Kingdom of Denmark,

   Medium-Term Notes, Ser. 110-1,
      6.375%, 2003                                                                            5,870,000                5,887,610

Kingdom of Spain,

   Medium-Term Notes, Ser. 73, 5.25%, 2004                                                      350,000                  367,850

New Zealand Government,

   Medium-Term Notes, Ser. 2082-1,
      6.25%, 2004                                                                             2,800,000                2,949,800

Province of Quebec,

   Deb., Ser. NS, 8.625%, 2005                                                                2,500,000                2,733,965

Republic of Finland,

   Deb., 7.875%, 2004                                                                         6,748,000                7,191,809

                                                                                                                      26,861,333

HEALTH CARE--2.2%

American Home Products,

   Notes, 5.875%, 2004                                                                        4,575,000                4,698,928

Cardinal Health,

   Notes, 6.5%, 2004                                                                          2,500,000                2,567,795

United Healthcare,

   Sr. Notes, 1.88%, 2004                                                                     2,655,000  (a,b)         2,657,620

                                                                                                                       9,924,343

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--3.6%

ACE INA,

   Gtd. Sr. Notes, 8.2%, 2004                                                                 2,040,000                2,165,546

ASIF Global Financing,

   Notes, 1.37%, 2006                                                                         8,183,000  (a,b)         8,234,144

Marsh & McLennan,

   Sr. Notes, 6.625%, 2004                                                                    1,450,000                1,514,263

MetLife:

   Deb., 3.911%, 2005                                                                         2,000,000                2,066,286

   Notes, 6.3%, 2003                                                                            865,000  (a)             875,425

Nationwide Mutual Insurance,

   Notes, 6.5%, 2004                                                                          1,455,000  (a)           1,492,682

                                                                                                                      16,348,346

OIL & GAS--3.2%

Baker Hughes,

   Notes, 8%, 2004                                                                            1,500,000                1,573,912

Chevron,

   Notes, 6.625%, 2004                                                                        3,000,000                3,159,573

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      5,305,000                5,478,118

Occidental Petroleum,

   Sr. Notes, 6.5%, 2005                                                                      4,000,000                4,280,688

                                                                                                                      14,492,291

PAPER & FOREST PRODUCTS--.2%

International Paper,

   Notes, 6.125%, 2003                                                                        1,000,000                1,011,428

REAL ESTATE INVESTMENT TRUSTS--2.6%

Colonial Realty,

   Medium-Term Notes, 7.05%, 2003                                                               300,000                  305,571

EOP Operating,

   Notes, 7.375%, 2003                                                                        1,500,000                1,523,823

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          2,228,000                2,316,351

Highwoods Realty:

   Notes, 6.75%, 2003                                                                         1,000,000                1,014,206

   Notes, 8%, 2003                                                                            1,200,000                1,221,826

New Plan Excel Realty Trust,

   Sr. Notes, 7.75%, 2005                                                                     1,120,000                1,205,354

ProLogis Trust,

   Sr. Notes, 7%, 2003                                                                          175,000                  176,665

12

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Summit Properties Partnerships,

   Notes, 6.95%, 2004                                                                         4,250,000                4,403,875

                                                                                                                      12,167,671

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.2%

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             345,761                  358,352

Residential Asset Mortgage Products,

   Ser. 2002-SL1, Cl. AI1, 7%, 2032                                                           1,200,800                1,239,560

Residential Funding Mortgage Securities I:

   Ser. 2001-S4, Cl. M1, 7.25%, 2031                                                          1,956,730                2,069,655

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                            755,699                  771,221

Structured Asset Securities:

   Ser. 2000-3, Cl. 2A6, 8%, 2030                                                             4,238,413                4,292,945

   Ser. 2001-5, Cl. 1A3, 6%, 2031                                                             4,100,000                4,145,490

Wells Fargo Mortgage Backed Securities,

   Ser. 2001-22, Cl. B2, 6%, 2031                                                             1,765,838                1,806,796

                                                                                                                      14,684,019

RETAIL--2.2%

CVS,

   Notes, 5.5%, 2004                                                                          3,000,000                3,064,668

Home Depot,

   Sr. Notes, 6.5%, 2004                                                                      3,000,000                3,162,237

May Department Stores,

   Notes, 7.15%, 2004                                                                         1,500,000                1,586,140

Sears Roebuck Acceptance,

   Medium-Term Notes, Ser. IV, 6.71%, 2003                                                    1,400,000                1,409,594

Sears Roebuck & Co.,

   Notes, 6.25%, 2004                                                                           838,000                  849,271

                                                                                                                      10,071,910

STRUCTURED INDEX--1.2%

HSBC TIGERS:

   Medium-Term Notes, Ser. 2003-3, 3.915%, 2008                                               2,193,000  (a,b,e)       2,192,724

   Medium-Term Notes, Ser. 2003-4, 4.36%, 2008                                                3,400,000  (a,b,e)       3,400,000

                                                                                                                       5,592,724

TECHNOLOGY--3.4%

Fondo LatinoAmericano,

   Notes, 3%, 2006                                                                            2,865,000  (a)           2,851,045

Hewlett-Packard Finance,

   Deb., 7.9%, 2003                                                                           1,500,000  (a)           1,528,209

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Meridian Funding,

   Notes, 1.58%, 2009                                                                        11,000,000  (a,b)        11,002,079

                                                                                                                      15,381,333

TELECOMMUNICATIONS--2.4%

British Telecommunications,

   Notes, 7.625%, 2005                                                                        4,000,000                4,479,596

GTE Hawaiian Telephone,

   First Mortgage, Ser. BB, 6.75%, 2005                                                       2,750,000                2,930,997

TCI Communications,

   Sr. Notes, 8%, 2005                                                                        3,145,000                3,450,983

                                                                                                                      10,861,576

TEXTILES & APPAREL--1.0%

Jones Apparel,

   Sr. Notes, 7.5%, 2004                                                                      4,300,000                4,488,813

U.S. GOVERNMENT--7.1%

U.S. Treasury Notes:

   2%, 5/15/2006                                                                             23,485,000                23,345,570

   3.625%, 5/15/2013                                                                         10,000,000                9,337,500

                                                                                                                      32,683,070

U.S. GOVERNMENT AGENCIES--4.1%

SLM,

   Conv. Bonds, 1.06%, 2035                                                                  19,000,000  (a,b)        18,744,260

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--7.8%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                    5,000,000                5,102,508

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                        632,449                  634,678

      Ser. 2438, Cl. LG, 5.5%, 11/15/2013                                                     2,792,463                2,838,566

      Ser. 2500, Cl. GB, 5%, 2/15/2012                                                        1,150,000                1,153,282

      Ser. 2538, Cl. AQ, 5%, 12/15/2017                                                       2,910,432                2,927,228

      Ser. 2603, Cl. AC, 2%, 12/15/2008                                                       4,516,862                4,513,924

Federal National Mortgage Association:

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     1,859,449                1,873,104

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2003-24, Cl. PG, 3.5%, 11/25/2009                                                  9,008,899                9,075,949

      Ser. 2003-49, Cl. JE, 3%, 4/25/2033                                                     5,893,335                5,790,201

   Whole Loan,

      Ser. 2001-W2, Cl. AF3, 5.258%, 5/25/2029                                                1,870,589                1,873,900

                                                                                                                      35,783,340

14
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC--2.2%

CommonWealth Edison,

   Notes, 7.375%, 2004                                                                        2,100,000                2,154,453

Dominion Resources,

   Notes, 3.875%, 2004                                                                        2,200,000                2,222,840

KeySpan,

   Sr. Notes, 7.25%, 2005                                                                     4,081,000                4,518,320

Niagara Mohawk Power,

   First Mortgage, 7.375%, 2003                                                               1,345,000                1,345,000

                                                                                                                      10,240,613

TOTAL BONDS AND NOTES

   (cost $427,670,284)                                                                                               424,254,066
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--4.2%                                                                          Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     6,401,000  (g)           6,401,000

Dreyfus Institutional Cash Advantage Plus Fund                                                6,401,000  (g)           6,401,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        6,401,000  (g)           6,401,000

TOTAL OTHER INVESTMENTS

   (cost $19,203,000)                                                                                                 19,203,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .84%, 9/25/2003                                                                            1,600,000  (f)           1,597,872

   .95%, 1/15/2004                                                                           22,160,000               22,058,507

TOTAL SHORT-TERM INVESTMENTS

   (cost $23,660,803)                                                                                                 23,656,379
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $470,534,087)                                                            102.1%              467,113,445

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.1%)              (9,565,367)

NET ASSETS                                                                                       100.0%              457,548,078


(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2003, THESE SECURITIES AMOUNTED TO $139,041,382 OR 30.4% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D) THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

(E)  SECURITIES LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(G)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15


STATEMENT OF FINANCIAL FUTURES

July 31, 2003

                                                                                                                        Unrealized
                                                                  Market Value                                        Appreciation
                                                                    Covered by                                       (Depreciation)
                                             Contracts           Contracts ($)                   Expiration        at 7/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 2 Year Notes                          27               5,795,297               September 2003                (27,000)

U.S. Treasury 10 Year Notes                        115              12,721,875               September 2003               (151,163)

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                           74               7,812,781               September 2003                756,187

                                                                                                                           578,024

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           470,534,087   467,113,445

Cash                                                                  2,806,348

Receivable for investment securities sold                            56,627,073

Interest receivable                                                   4,022,249

Receivable for shares of Common Stock subscribed                      1,152,830

Receivable for futures variation margin--Note 4                         125,408

Prepaid expenses                                                         39,746

                                                                    531,887,099
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           303,042

Payable for investment securities purchased                          69,937,667

Payable for shares of Common Stock redeemed                           4,016,133

Accrued expenses                                                         82,179

                                                                     74,339,021
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      457,548,078
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     464,772,810

Accumulated undistributed investment income--net                         49,232

Accumulated net realized gain (loss) on investments                  (4,431,346)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $578,024 net unrealized
  appreciation on financial futures)                                 (2,842,618)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      457,548,078


NET ASSET VALUE PER SHARE

                                          Class A            Class B               Class D               Class P            Class S
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                         11,801,837           5,289,795           313,643,754           125,292,461          1,520,231

Shares Outstanding                      5,907,038           2,665,359           158,537,451            63,159,444            766,282
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                             2.00               1.98                   1.98                  1.98              1.98

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund 17

STATEMENT OF OPERATIONS

Year Ended July 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            13,386,772

Cash dividends                                                         186,199

TOTAL INCOME                                                        13,572,971

EXPENSES:

Management fee--Note 3(a)                                            2,424,209

Shareholder servicing costs--Note 3(c)                               1,366,245

Registration fees                                                      173,049

Professional fees                                                       94,325

Custodian fees--Note 3(c)                                               45,188

Distribution fees--Note 3(b)                                            22,120

Prospectus and shareholders' reports                                    21,942

Directors' fees and expenses--Note 3(d)                                 18,062

Miscellaneous                                                           34,921

TOTAL EXPENSES                                                       4,200,061

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (280,343)

NET EXPENSES                                                         3,919,718

INVESTMENT INCOME--NET                                               9,653,253
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,033,250

Net realized gain (loss) on financial futures                      (1,644,954)

Net realized gain (loss) on options transactions                       139,922

NET REALIZED GAIN (LOSS)                                             1,528,218

Net unrealized appreciation (depreciation) on investments
  (including $612,461 net unrealized appreciation on financial futures)
                                                                   (5,457,634)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,929,416)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,723,837

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended July 31,
                                             -----------------------------------

                                                  2003(a)              2002(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,653,253            3,095,966

Net realized gain (loss) on investments         1,528,218           (2,815,459)

Net unrealized appreciation (depreciation)
   on investments                              (5,457,634)           2,615,016

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,723,837            2,895,523
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A                                         (152,563)                   --

Class B                                          (39,740)                   --

Class D                                      (10,872,139)          (3,311,438)

Class P                                       (1,478,188)                   --

Class S                                          (20,036)                   --

TOTAL DIVIDENDS                              (12,562,666)          (3,311,438)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A                                        21,802,281                  --

Class B                                         9,466,309                  --

Class D                                       352,218,739         384,868,207

Class P                                       215,788,350                  --

Class S                                         4,335,681                  --

Dividends reinvested:

Class A                                           114,190                  --

Class B                                            33,986                  --

Class D                                         9,693,475          3,059,147

Class P                                         1,250,597                  --

Class S                                            19,554                  --

                                                             The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended July 31,
                                             -----------------------------------

                                                  2003(a)              2002(b)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A                                      (10,034,432)                   --

Class B                                       (4,189,483)                   --

Class D                                     (384,741,553)         (45,012,363)

Class P                                      (91,052,922)                   --

Class S                                       (2,816,941)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                121,887,831          342,914,991

TOTAL INCREASE (DECREASE) IN NET ASSETS      115,049,002          342,499,076
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           342,499,076                   --

END OF PERIOD                                 457,548,078          342,499,076

Undistributed investment income--net               49,232                   --


20

                                                        Year Ended July 31,
                                             -----------------------------------

                                                  2003(a)              2002(b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A SHARES

Shares sold                                    10,867,599                   --

Shares issued for dividends reinvested             57,092                   --

Shares redeemed                               (5,017,653)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,907,038                   --
--------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                     4,753,561                   --

Shares issued for dividends reinvested             17,104                   --

Shares redeemed                               (2,105,306)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,665,359                   --
--------------------------------------------------------------------------------

CLASS D SHARES

Shares sold                                   176,389,077         191,539,280

Shares issued for dividends reinvested          4,867,872           1,522,625

Shares redeemed                             (193,378,919)         (22,402,484)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (12,121,970)        170,659,421
--------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                   108,396,967                   --

Shares issued for dividends reinvested            630,204                   --

Shares redeemed                              (45,867,727)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  63,159,444                   --
--------------------------------------------------------------------------------

CLASS S SHARES

Shares sold                                     2,178,964                   --

Shares issued for dividends reinvested              9,859                   --

Shares redeemed                               (1,422,541)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     766,282                   --

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 1, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND COMMENCED OFFERING CLASS A, CLASS B, CLASS P AND CLASS S SHARES.

(B)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                               Period Ended

CLASS A SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                               .03(b)

Net realized and unrealized
  gain (loss) on investments                                            .01

Total from Investment Operations                                        .04

Distributions:

Dividends from investment income--net                                 (.04)

Net asset value, end of period                                         2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 1.88(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .80(e)

Ratio of net investment income to average net assets                1.48(e)

Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation                             .21(e)

Portfolio Turnover Rate                                              371.43
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                11,802

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

22

                                                               Period Ended

CLASS B SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                               .01(b)

Net realized and unrealized
  gain (loss) on investments                                         .00(c)

Total from Investment Operations                                        .01

Distributions:

Dividends from investment income--net                                 (.03)

Net asset value, end of period                                         1.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  .29(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.55(f)

Ratio of net investment income to average net assets                 .74(f)

Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation                             .19(f)

Portfolio Turnover Rate                                              371.43
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 5,290

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Year Ended July 31,
                                                         -----------------------

CLASS D SHARES                                            2003(a)      2002(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         2.01        2.00

Investment Operations:

Investment income--net                                     .04(c)       .05(c)

Net realized and unrealized
   gain (loss) on investments                              (.02)          .01

Total from Investment Operations                            .02           .06

Distributions:

Dividends from investment income--net                       (.05)        (.05)

Net asset value, end of period                               1.98        2.01
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             1.16      3.01(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .80      .75(e)

Ratio of net investment income
   to average net assets                                     2.10     3.37(e)

Decrease reflected in above expense ratios due to
   undertakings by The Dreyfus Corporation                    .05      .17(e)

Portfolio Turnover Rate                                    371.43    96.09(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     313,644    342,499

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 1, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES.

(B)  FROM NOVEMBER 15, 2001 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2002.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

24

                                                               Period Ended

CLASS P SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                               .03(b)

Net realized and unrealized
  gain (loss) on investments                                          (.01)

Total from Investment Operations                                        .02

Distributions:

Dividends from investment income--net                                 (.04)

Net asset value, end of period                                         1.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     .85(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .80(d)

Ratio of net investment income to average net assets                1.43(d)

Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation                             .06(d)

Portfolio Turnover Rate                                              371.43
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               125,292

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 25

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended

CLASS S SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                               .02(b)

Net realized and unrealized
  gain (loss) on investments                                          (.01)

Total from Investment Operations                                        .01

Distributions:

Dividends from investment income--net                                 (.03)

Net asset value, end of period                                         1.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  .65(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.05(e)

Ratio of net investment income to average net assets                1.05(e)

Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation                             .18(e)

Portfolio Turnover Rate                                              371.43
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 1,520

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Yield Advantage Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 17, 2003, the fund's Board of Directors approved, effective July 18, 2003, a change of the Company's name from "Dreyfus Investment Grade Bond Funds, Inc." to "Dreyfus Investment Grade Funds, Inc." On September 10, 2002, the fund' s Board of Directors approved, effective November 1, 2002, a change of the fund' s name from "Dreyfus Yield Advantage Fund" to "Dreyfus Premier Yield Advantage Fund" coinciding with the fund implementing a multiple class structure. Shareholders, on November 1, 2002, were classified as Class D shareholders and the fund added Class A, Class B, Class P and Class S shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 900 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (50 million shares authorized), Class D (500 million shares authorized), Class P (200 million shares authorized) and Class S (50 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares and Class S shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share and Class S share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class D and Class P shares are sold at net asset value per share only

                                                                The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to institutional investors. Class A shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

28

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $25,148 during the period ended July 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $49,232, accumulated capital losses $3,308,447 and unrealized depreciation $3,542,310. In addition, the fund had $423,207 of capital losses realized after October 31, 2002 which were deferred for tax purposes to the first day of the following fiscal year.

                                                             The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover of $3,308,447 is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2003 and July 31, 2002, were as follows: ordinary income $12,562,666 and $3,311,438, respectively.

During the period ended July 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,958,645, decreased net realized gain (loss) on investments by $2,940,898 and decreased paid-in capital by $17,747. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2002 through July 31, 2004, that if the aggregated expenses of the fund, exclusive of taxes, brokerage fees, 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .55 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $280,343 during the period ended July 31, 2003.

30

During the period ended July 31, 2003, the Distributor retained $11,089 from commissions earned on sales of the fund' s Class A shares and $3,372 from contingent deferred sales charges on redemptions of the fund's Class S shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class S shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B shares and .25 of 1% of the value of the average daily net assets of Class S shares. During the period ended July 31, 2003, Class B and Class S shares were charged $19,554 and $2,566, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class D, Class P and Class S shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D, Class P and Class S shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2003, Class A, Class B, Class D, Class P and Class S shares were charged, $16,661, $6,518, $1,021,664, $164,696 and $2,566, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2003, the fund was charged $76,716 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2003, the fund was charged $45,188 pursuant to the custody agreement.

                                                             The Fund 31

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group increased in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended July 31, 2003, the fund derived $186,199 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended July 31, 2003, amounted to $1,775,789,784 and $1,661,077,369, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading.

32

Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2003, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At July 31, 2003, there were no call options written outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At July 31, 2003, there were no put options written outstanding.

At July 31, 2003, the cost of investments for federal income tax purposes was $470,655,755; accordingly, accumulated net unrealized depreciation on investments was $3,542,310, consisting of $2,009,413 gross unrealized appreciation and $5,551,723 gross unrealized depreciation.

                                                             The Fund 33

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Premier Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Yield Advantage Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Yield Advantage Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

September 18, 2003

34


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                             The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund 37

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

38

NOTES

                  For More Information

                        Dreyfus Premier
                        Yield Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your
financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  056AR0703




      Dreyfus
      Inflation Adjusted
      Securities Fund
      ANNUAL REPORT July 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             Inflation Adjusted
                                                                Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Inflation Adjusted Securities Fund covers the period from commencement of the fund's operations on October 31, 2002, through July 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds generally continued to rally during most of the reporting period, driven higher by a combination of declining interest rates and improving investor sentiment. Corporate bonds in particular rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, some of the more interest-rate-sensitive sectors of the bond market began to give back a significant amount of their gains over the last several weeks of the reporting period, triggered by strong interest-rate volatility and a sharp sell-off in certain areas of the bond market.

With yields on some types of bonds near historical lows, maintaining a steady stream of current income has been a challenge for many investors. What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's market environment.

Thank you for your continued confidence and support.

Sincerely,

/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Inflation Adjusted Securities Fund perform relative to its benchmark?

Between the commencement of the fund's operations on October 31, 2002, and the end of its annual reporting period on July 31, 2003, the fund's Institutional shares achieved a total return of 4.82% and its Investor shares achieved a total return of 4.63% .(1) In comparison, the fund's benchmark, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, achieved a total return of 4.76% for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate U.S. Treasury Funds category. Between October 31, 2002, through July 31, 2003, the average total return for all funds reported in the category was 3.58% .(3)

We attribute the market and fund's overall performance to the beneficial effects of declining interest rates for most of the reporting period and the belief that efforts to "re-flate" the economy would start to take effect. The fund's Institutional shares achieved a higher total return than that of the benchmark, primarily because we maintained more diverse exposure to various inflation-protected securities than the benchmark, while the fund's benchmark is limited to U.S. Treasury securities.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks returns that exceed the rate of inflation. To pursue this goal, the fund normally invests at least 80% of its assets in inflation-indexed securities, which are designed to protect investors from a loss of value due to inflation.

The   fund   invests   primarily   in  high-quality,  U.S.  dollar-denominated,
inflation-indexed  securities.  To  a  limited  extent,  the  fund may invest in
foreign   currency-denominated,   inflation-protected   securities   and   other
fixed-income  securities  not  adjusted  for inflation, including U.S.

                                                                The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.

While the fund seeks to keep its average effective duration -- a measure of sensitivity to changing interest rates -- between two and 10 years, it may invest in securities with effective or final maturities of any length. Generally, we will adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund was influenced by changes in investor sentiment regarding the prospects for the U.S. economy. When the reporting period began, investors were generally pessimistic amid low levels of corporate spending and a rising unemployment rate. Despite a 50-basis-point reduction of short-term interest rates to 1.25% in early November 2002, the U.S. economy continued to struggle.

During the first quarter of 2003, the economy expanded at a relatively anemic 1.4% annualized rate while geopolitical tensions mounted, culminating in the start of the war in Iraq. After the war began to wind down in April, however, many analysts began to detect signs that the U.S. economy might be poised for a more robust rebound. Improvements in manufacturing activity, greater consumer confidence, a stock market rally, rising productivity and new tax cuts contributed to greater optimism. In addition, many investors anticipated further interest-rate reductions from the Federal Reserve Board (the "Fed") in its efforts to forestall potential deflationary pressures. The Fed did not disappoint, reducing short-term interest rates to 1% in late June.

During  most  of the  reporting  period,  U.S.  Treasury  securities,  including
Treasury  Inflation  Protected   Securities  ("TIPS"),  rallied;  as  market
participants fully believed that the effort to re-flate the economy would be successful. This belief in re-flation efforts by the marketplace and our positioning in various inflation-protected securities contributed positively to the fund's total return. The nominal (non-inflation protection) U.S. Treasury securities market came under pressure as the fear of future inflation concerns grew. In July alone, the nominal

4

Treasury market gave up virtually all of the gains it had posted since the start of 2003 as investors looked forward to a more robust economy. Although this was a negative development for nominal Treasuries, it was a positive development for inflation-protected securities.

The fund was fully invested in inflation-protected securities for most of the reporting period. We focused primarily on securities with maturities in the intermediate-term range, in the beginning of the year. We later focused on the longer maturities as fears of re-flation that would lead to inflation grew. Overall, we maintained the fund's average duration at approximately 3.5 years, which we considered to be neutral relative to the fund's peer group. The positioning benefited performance as shorter maturity inflation-protected securities at first outperformed longer maturity.

WHAT IS THE FUND'S CURRENT STRATEGY?

By the reporting period' s end, we began to employ a "barbell" strategy that balances bonds with 30-year maturities with short-term securities. In our view, TIPS at the longer end of the maturity spectrum should benefit more than shorter-term securities as fears that the economy will gain momentum grow in the
bond    market.

August 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX IS A SUB-INDEX OF THE U.S. TREASURY COMPONENT OF THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX. SECURITIES IN THE LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX ARE DOLLAR-DENOMINATED, NON-CONVERTIBLE, PUBLICLY-ISSUED, FIXED-RATE, INVESTMENT-GRADE (MOODY'S BAA3 OR BETTER) U.S. TREASURY INFLATION NOTES, WITH AT LEAST ONE YEAR TO FINAL MATURITY AND AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING.

(3) LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund 5

FUND PERFORMANCE


                     Dreyfus             Dreyfus              Lehman Brothers
                Inflation Adjusted   Inflation Adjuste         U.S. Treasury
     PERIOD      Securities Fund      Securities Fund        Inflation Protected
                (Investor shares)   (Institutional shares)   Securities Index *

    10/31/02            10,000             10,000                 10,000
     1/31/03            10,258             10,264                 10,407
     4/30/03            10,432             10,445                 10,594
     7/31/03            10,463             10,482                 10,476

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities Fund Investor shares and Institutional shares and the Lehman Brothers U.S. Treasury Inflation Protected Securities Index

--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 7/31/03

                                                  Inception           From
                                                    Date            Inception
--------------------------------------------------------------------------------

INVESTOR SHARES                                   10/31/02            4.63%

INSTITUTIONAL SHARES                              10/31/02            4.82%

((+))  SOURCE: LEHMAN BROTHERS INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INVESTOR AND INSTITUTIONAL SHARES OF DREYFUS INFLATION ADJUSTED SECURITIES FUND ON 10/31/02 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS U.S. TREASURY INFLATION PROTECTED SECURITIES INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A SUB-INDEX OF THE U.S. TREASURY COMPONENT OF THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX. SECURITIES IN THE INDEX ARE DOLLAR-DENOMINATED, NON-CONVERTIBLE, PUBLICLY-ISSUED, FIXED-RATE, INVESTMENT-GRADE (MOODY'S BAA3 OR BETTER) U.S. TREASURY INFLATION NOTES, WITH AT LEAST ONE YEAR TO FINAL MATURITY AND AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS

July 31, 2003

                                                                                                  Principal
BONDS AND NOTES--97.9%                                                                           Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--4.2%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            205,012  (a)             218,583

U.S. TREASURY INFLATION PROTECTION SECURITIES--93.7%

   3%, 7/15/2012                                                                              2,404,604  (a)           2,534,479

   3.5%, 1/15/2011                                                                              790,785  (a)             865,613

   3.625%, 4/15/2028                                                                            567,300  (a)             640,217

   3.875%, 4/15/2029                                                                            680,931  (a)             803,037

Coupon Strips:

   0%, 10/15/2028                                                                                10,000  (a,b)             8,761

   0%, 4/15/2029                                                                                 10,000  (a,b)             8,744

Principal Strips,

   0%, 4/15/2029                                                                                150,000  (a,b)            80,187

                                                                                                                       4,941,038

TOTAL BONDS AND NOTES

   (cost $5,416,968)                                                                                                   5,159,621
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.2%
--------------------------------------------------------------------------------

U.S. TREASURY BILL;

  .92%, 12/18/2003

   (cost $118,575 )                                                                             119,000                  118,554
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,535,543)                                                              100.1%                5,278,175

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                  (7,050)

NET ASSETS                                                                                       100.0%                5,271,125

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 7


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,535,543    5,278,175

Interest receivable                                                      18,366

Prepaid expenses                                                          8,695

Due from The Dreyfus Corporation                                         19,432

                                                                      5,324,668
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          26,573

Accrued expenses                                                         26,970

                                                                         53,543
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,271,125
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,198,196

Accumulated undistributed investment income--net                          6,368

Accumulated net realized gain (loss) on investments                     323,929

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (257,368)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,271,125

NET ASSET VALUE PER SHARE

                                          Investor Shares  Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                                  2,650,182             2,620,943

Shares Outstanding                                208,819               206,515
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                       12.69                 12.69

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

From October 31, 2002 (commencement of operations) to July 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                               110,924

Cash dividends                                                           2,267

TOTAL INCOME                                                           113,191

EXPENSES:

Management fee--Note 3(a)                                               11,805

Registration fees                                                       33,966

Legal fees                                                              31,300

Auditing fees                                                           27,369

Shareholder servicing costs--Note 3(b)                                   7,041

Prospectus and shareholders' reports                                     6,439

Custodian fees--Note 3(b)                                                3,875

Directors' fees and expenses--Note 3(c)                                    291

Miscellaneous                                                            3,016

TOTAL EXPENSES                                                         125,102

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (108,360)

NET EXPENSES                                                            16,742

INVESTMENT INCOME--NET                                                  96,449
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           404,231

Net realized gain (loss) on forward currency exchange contracts       (11,342)

Net realized gain (loss) on financial futures                            3,513

Net realized gain (loss) on options transactions                         1,349

NET REALIZED GAIN (LOSS)                                               397,751

Net unrealized appreciation (depreciation) on investments             (257,368)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 140,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   236,832

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9


STATEMENT OF CHANGES IN NET ASSETS

From October 31, 2002 (commencement of operations) to July 31, 2003

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                  96,449

Net realized gain (loss) on investments                                397,751

Net unrealized appreciation (depreciation)
  on investments                                                      (257,368)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            236,832
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                                        (79,822)

Institutional Shares                                                   (84,081)

TOTAL DIVIDENDS                                                       (163,903)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                                      2,534,293

Institutional Shares                                                 2,500,000

Dividends reinvested:

Investor Shares                                                         79,822

Institutional Shares                                                    84,081

INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL STOCK TRANSACTIONS                                         5,198,196

TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,271,125
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        5,271,125

10
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                                            202,636

Shares issued for dividends reinvested                                   6,183

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          208,819
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                                            200,000

Shares issued for dividends reinvested                                   6,515

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          206,515

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal period from October 31, 2002 (commencement of operations) to July 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                        Investor Shares     Institutional Shares
                                           Period Ended             Period Ended
                                          July 31, 2003            July 31, 2003
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period              12.50                   12.50

Investment Operations:

Investment income--net                             .23(a)                 .25(a)

Net realized and unrealized
   gain (loss) on investments                      .35                    .35

Total from Investment Operations                   .58                    .60

Distributions:

Dividends from investment income--net             (.39)                  (.41)

Net asset value, end of period                   12.69                  12.69
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                  4.63(b)               4.82(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .55(c)                .30(c)

Ratio of net investment income
   to average net assets                          2.33(c)               2.58(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                        2.75(c)               2.76(c)

Portfolio Turnover Rate                       1,306.72(b)           1,306.72(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            2,650                    2,621

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus   Inflation   Adjusted  Securities  Fund  (the  "fund") is  a  separate
diversified series of Dreyfus Investment Grade Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on October 31, 2002. The fund's investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

On July 17, 2003, the fund's Board of Directors approved, effective July 18, 2003, a change of the Company's name from "Dreyfus Investment Grade Bond Funds, Inc." to "Dreyfus Investment Grade Funds, Inc."

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

As of July 31, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 206,128 Investor shares and 206,515 Institutional shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the

14

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $70 during the period ended July 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At  July 31, 2003, the components of accumulated earnings on a tax basis were as
follows:   undistributed  ordinary  income  $5,208,  accumulated  capital  gains
$361,387 and unrealized depreciation $288,968. In

                                                                The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

addition, the fund had $4,698 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2003 was as follows: ordinary income of $163,903.

During the period ended July 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $73,822 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .30 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 31, 2002 through July 31, 2004, that if the aggregated expenses of the fund, exclusive of taxes, brokerage fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .30 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $108,360 during the period ended July 31, 2003.

16

(B)  Under  the  Investor  Shares  Shareholder  Services Plan, the fund pays the
Distributor at an annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2003, Investor Shares were charged $4,935 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2003, the fund was charged $38 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2003, the fund was charged $3,875 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group increased in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds. Management fees are not charged to these accounts. During the period ended July 31, 2003, the fund derived $2,267 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures and options, during the period ended July 31, 2003, amounted to $65,144,318 and $60,130,450, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At July 31, 2003, there were no open forward currency exchange contracts.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the

18

fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At July 31, 2003, there were no financial futures contracts outstanding.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At July 31, 2003, there were no call options written outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At July 31, 2003, there were no put options written outstanding.

At July 31, 2003, the cost of investments for federal income tax purposes was $5,567,143; accordingly, accumulated net unrealized depreciation on investments was $288,968, consisting of $8,761 gross unrealized appreciation and $297,729 gross unrealized depreciation.

                                                             The Fund 19

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2003, and the related statements of operations and changes in net assets and financial highlights for the period from October 31, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 31, 2002 to July 31, 2003, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

September 18, 2003

20

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 92.53% of the ordinary income dividends paid during the fiscal year ended July 31, 2003 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund 21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

22

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

Arthur A. Hartman (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

George L. Perry (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund 23

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 other investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

24

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 25

                 For More Information

                        Dreyfus
                        Inflation Adjusted
                        Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  588AR0703



      Dreyfus Premier
      Short Term
      Income Fund

      ANNUAL REPORT July 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            37   Report of Independent Auditors

                            38   Important Tax Information

                            39   Proxy Results

                            40   Board Members Information

                            42   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Short Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Short Term Income Fund covers the 12-month period from August 1, 2002, through July 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds generally continued to rally during most of the reporting period, driven higher by a combination of declining interest rates and improving investor sentiment. Corporate bonds in particular rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, some of the more interest-rate-sensitive sectors of the bond market began to give back a significant amount of their gains over the last several weeks of the reporting period, triggered by strong interest-rate volatility and a sharp sell-off in certain areas of the bond market.

With yields on some types of bonds near historical lows, maintaining a steady stream of current income has been a challenge for many investors. What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's market environment.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Short Term Income Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2003, the fund's Class D shares achieved a total return of 2.69%.(1) From their inception on November 1, 2002, through July 31, 2003, the fund achieved a total return of 2.52% for Class A shares, 2.11% for Class B shares and 2.53% for Class P shares. In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index (the "Index"), achieved total returns of 5.05% for the 12-month period ended July 31, 2003, and 2.86% for the period between November 1, 2002, through July 31, 2003.(2)

The fund' s emphasis on corporate bonds, inflation-protected securities and a slightly longer duration relative to its peer group for most of the reporting period helped to produce generally attractive returns. The fund's returns trailed those of its benchmark, primarily because the fund's maximum average effective maturity is limited by prospectus to three years, while that of the Index can range up to five years. As of the end of the reporting period, the duration of the Index was 2.389 years and the estimated duration of the fund's peer group was approximately 1.3 years.

WHAT IS THE FUND'S INVESTMENT APPROACH?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective changed to seeking to maximize total return consisting of capital appreciation and current income. The fund' s prior investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

invested in securities rated below investment grade, including emerging market securities. Average effective maturity and average effective duration are kept at three years or less.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The difference in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high-yield bonds.

* Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the reporting period, the fund was positively influenced by an improving outlook for the U.S. economy after a prolonged period of pessimism. In fact, when the reporting period began, revelations of corporate malfeasance and rising international tensions continued to cause pessimism. Interest rates continued to decline in this environment, as the Federal Reserve Board reduced short-term interest rates by 50 basis points in November 2002 and 25 basis points in June 2003.

While lower interest rates help boost returns of the overall bond market, renewed confidence that the economy would start to "re-flate" and that companies had their balance sheets under control helped the sector of the bond market in which the fund was invested. Corporate bonds, which were hurt in late 2002 by mounting credit-quality concerns, and corporate governance issues, have turned out to be one of the best performing sectors in the bond market so far for 2003. On the

4

other hand, mortgage-backed securities suffered when low mortgage rates caused a record number of homeowners to refinance, effectively returning principal to bondholders.

During  the  second half of the reporting period, however, the fund's relatively
heavier   exposure   to   corporate   securities   helped   boost  performance.
Investment-grade corporate bonds rallied strongly when investors put last year's scandals behind them and looked forward to an economic rebound. Even when expectations of a stronger economy caused prices of U.S. Treasury securities to fall sharply in July 2003, corporate bonds generally maintained their gains.

Similarly, the fund's exposure to the mortgage-backed securities sector hurt its performance, as homeowners refinanced mortgages at a record pace, causing prepayment of mortgage securities.

WHAT IS THE FUND'S CURRENT STRATEGY?

As the economic outlook improved and corporate bonds rebounded, we have started to gradually reduce the fund's corporate bond holdings, as we believe they have been fully priced in the marketplace. In general we are using a more "sector-neutral" stance that we believe is prudent given the current uncertainty that still exists in the marketplace.

August 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.

                                                             The Fund 5

FUND PERFORMANCE

                                              Merrill Lynch
                       Dreyfus Premier        Corporate and
                          Short Term            Government
       PERIOD             Income Fund          (1-5 Years)
                       (Class D shares)          Index *

      7/31/93               10,000               10,000
      7/31/94               10,247               10,178
      7/31/95               10,970               10,993
      7/31/96               11,674               11,589
      7/31/97               12,719               12,520
      7/31/98               13,725               13,326
      7/31/99               14,071               13,942
      7/31/00               15,128               14,665
      7/31/01               16,817               16,305
      7/31/02               17,062               17,492
      7/31/03               17,521               18,375

Comparison of change in value of $10,000 investment in Dreyfus Premier Short Term Income Fund Class D shares and the Merrill Lynch Corporate and Government (1-5 Years) Index

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS D SHARES OF DREYFUS PREMIER SHORT TERM INCOME FUND ON 7/31/93 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE NOVEMBER 1, 2002, DREYFUS SHORT TERM INCOME FUND WAS RENAMED DREYFUS PREMIER SHORT TERM INCOME FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS D SHARES AND THE FUND BEGAN OFFERING CLASS A, CLASS B AND CLASS P SHARES.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS AN AVERAGE EFFECTIVE MATURITY OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6



Average Annual Total Returns AS OF 7/31/03

                                                                         1 Year                  5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES                                                            2.69%                   5.00%                 5.77%

Actual Aggregate Total Returns AS OF 7/31/03

                                                      Inception                                                          From

                                                        Date             1 Year          5 Years        10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                       11/1/02             --              --                           (0.57%)
WITHOUT SALES CHARGE                                   11/1/02             --              --              --            2.52%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                11/1/02             --              --              --           (1.86%)
WITHOUT REDEMPTION                                     11/1/02             --              --              --            2.11%

CLASS P SHARES                                         11/1/02             --              --              --            2.53%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

                                                             The Fund 7

July 31, 2003



STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--97.7%                                                                         Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.3%

American Airlines,

   Notes, 3.857%, 2010                                                                        2,364,000                2,298,990

US Airways,

   Enhanced Equipment Notes, Ser. C, 8.93%, 2009                                              1,092,319  (b)             218,464

                                                                                                                       2,517,454

ASSET-BACKED CTFS.--AUTOMOBILE RECEIVABLES--.4%

Navistar Financial Corp. Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                            3,735,629                3,866,556

ASSET-BACKED CTFS.--CREDIT CARDS--1.3%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A. 6.23%, 2007                                                            1,567,801                1,581,050

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            9,800,000  (c)          10,124,625

                                                                                                                      11,705,675

ASSET-BACKED CTFS.--EQUIPMENT--.0%

Aircraft Lease Portfolio Securitization 96-1,

  Pass-Through Trust, Ctfs.,

      Cl. D, 12.75%, 2006                                                                     3,656,077  (b)              36,561

ASSET-BACKED CTFS.--HOME EQUITY LOANS--2.1%

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             299,336                  301,049

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,000,000                8,586,480

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,397,269                1,407,455

The Money Store Home Equity Trust,

   Ser. 1997-B, Cl. A8, 6.9%, 2038                                                            8,659,041                8,735,604

                                                                                                                      19,030,588

ASSET-BACKED CTFS.--OTHER--1.5%

ACAS Business Loan Trust,

   Ser. 2002-1A, Cl. B, 2.6%, 2012                                                            6,000,000  (c,d)         5,939,400

Green Tree Home Improvement Loan Trust:

   Ser. 1999-B, Cl. A1, 7.11%, 2026                                                             280,786                  291,680

   Ser. 1999-B, Cl. A2, 7.11%, 2026                                                             209,242                  216,180

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            9,700,000  (b,c,e)       2,087,440

NYCTL Trust,

  Tax Lien Collateralized Bonds,

      Ser. 2000-AA, Cl. C, 8.11%, 2008                                                          858,024  (c)             858,024

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.725%, 2015                                                          6,595,215  (c,d)         3,932,941

                                                                                                                      13,325,665

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--2.9%

Abbey National,

   Capital Notes, 7.35%, 2049                                                                 4,403,000                4,930,664

Corp Andina de Fomento,

   Notes, 5.2%, 2013                                                                          4,210,000  (f)           3,986,744

Deutsche Bank:

   Deposit Notes, 2.19%, 2005                                                                 7,500,000  (d)           7,500,000

   Deposit Notes, 4.85%, 2006                                                                10,000,000                9,962,500

                                                                                                                      26,379,908

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--12.0%

Bank of America Large Loan:

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         4,000,000  (c)           4,254,099

   Ser. 2002-FL1A, Cl. E, 2.517%, 2014                                                       11,730,000  (c,d)        11,691,497

Bank of America Structured Notes,

   Ser. 2002-1A, Cl. B, 5.617%, 2014                                                         12,700,000  (c,d)        11,541,125

COMM,

   Ser. 2000-FL2A, Cl. E, 2.097%, 2011                                                       10,150,000  (c,d)        10,034,312

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        13,943,845               14,738,651

   Ser. 2001-TFLA, Cl. G, 2.857%, 2011                                                       16,500,000  (c,d)        16,109,445

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        5,529,034  (c,d)         5,893,895

Commerical Mortgage Pass-Through Ctfs.,

   Ser. 2001-ZC1A, Cl. A, 6.355%, 2006                                                        9,769,059  (c)          10,318,568

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 3.058%, 2013                                                         5,081,395  (c,d)         5,054,637

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                      11,079,050  (c)          11,915,492

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A3, 6.211%, 2013                                                       2,900,000  (c)           3,115,782

Wachovia Bank Commercial Mortgage Trust,

   Ser. 2002-WHL, Cl. L, 4.107%, 2015                                                         2,900,000  (c,d)         2,861,244

                                                                                                                     107,528,747

DIVERSIFIED FINANCIAL SERVICES--5.3%

Capital One Financial,

   Sr. Notes, 7.25%, 2003                                                                     1,456,000                1,476,106

Fondo LatinoAmericano De Reservas,

   Notes, 3%, 2006                                                                            5,345,000  (c)           5,318,965

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     5,988,000  (f)           6,154,131

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)

GMAC:

   Notes, 4.75%, 2003                                                                         7,500,000  (d)           7,506,848

   Notes, 6.125%, 2006                                                                        5,000,000                5,229,955

Meridian Funding,

   Notes, 1.576%, 2009                                                                       15,000,000  (c,d)        15,002,835

SLM,

   Notes, 3.625%, 2008                                                                        6,875,000                6,795,470

Toyota Motor Credit,

   Medium-Term Notes, 2.8%, 2006                                                                500,000                  505,621

                                                                                                                      47,989,931

ELECTRIC UTILITIES--3.4%

Allegheny Generating,

   Deb., 5.625%, 2003                                                                           700,000                  693,000

Entergy Gulf States,

   First Mortgage, 3.6%, 2008                                                                 7,500,000  (c)           7,198,500

Florida Power & Light,

   First Mortgage, 6.875%, 2005                                                               3,000,000                3,316,080

Monongahela Power,

   First Mortgage, 5%, 2006                                                                   2,950,000                2,883,625

PP&L Capital Funding,

   Medium-Term Notes, Ser. A, 6.79%, 2004                                                     6,000,000                6,357,186

Power Contract Financing,

   Pass-Through Ctfs., 5.2%, 2006                                                             5,000,000  (c)           4,997,755

TXU,

   Sr. Notes, Ser. D, 5.52%, 2003                                                             4,900,000                4,900,000

                                                                                                                      30,346,146

FOOD & BEVERAGES--1.4%

Brown-Forman,

   Notes, 2.125%, 2006                                                                        2,425,000                2,399,588

Diageo Capital,

   Notes, 3.375%, 2008                                                                        5,000,000                4,931,790

Tyson Foods,

   Notes, 7.25%, 2006                                                                         4,835,000                5,305,794

                                                                                                                      12,637,172

FOREIGN/GOVERNMENTAL--8.3%

Canadian Government,

   Bonds, 4.5%, 2007                                                     CAD                 18,550,000               13,493,784

Export Development Canada,

   Notes, 2.375%, 2006                                                                       13,120,000               13,171,627


10

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Finland Government International Bond,

   Deb., 7.875%, 2004                                                                        12,725,000               13,561,911

Mexico Government International Bond,

   Notes, 4.625%, 2008                                                                       12,500,000               12,437,500

Philippine Government International Bond,

   Bonds, 8.875%, 2008                                                                       12,500,000               13,437,500

Province of Quebec:

   Deb., 3.3%, 2013                                                      CAD                    545,000                  396,429

   Deb., Ser. NS, 8.625%, 2005                                                                4,230,000                4,625,869

Republic of Argentina,

   Deb., 11.25%, 2004                                                                               500  (b)                 144

Spain Government International Bond,

   Sr. Notes, 5.25%, 2004                                                                     3,500,000                3,678,500

                                                                                                                      74,803,264

HEALTH CARE--.3%

American Home Products,

   Notes, 5.875%, 2004                                                                          925,000                  950,056

HCA,

   Notes, 7.15%, 2004                                                                         1,610,000                1,645,971

                                                                                                                       2,596,027

HOTELS & MOTELS--.2%

Park Place Entertainment,

   Sr. Notes, 7%, 2004                                                                        1,400,000                1,447,250

MANUFACTURING--.2%

Tyco International,

   Notes, 6.375%, 2006                                                                        1,975,000  (f)           2,044,125

MEDIA--1.5%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 6,500,000                3,989,375

British Sky Broadcasting,

   Notes, 7.3%, 2006                                                                          4,880,000  (f)           5,355,800

Grupo Televisa,

   Sr. Notes, 8.625%, 2005                                                                    4,000,000                4,470,000

                                                                                                                      13,815,175

MINING & METALS--.5%

Noranda,

   Deb., 7%, 2005                                                                             4,550,000                4,764,887

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--5.1%

Duke Capital,

   Sr. Notes, 7.25%, 2004                                                                     3,500,000  (f)           3,642,261

Petrobras International Finance,

   Sr. Notes, 9.875%, 2008                                                                   22,780,000               24,659,350

Sempra Energy,

   Notes, 6.925%, 2004                                                                        5,000,000                5,220,855

Transocean Sedco Forex,

   Notes, 6.75%, 2005                                                                         7,000,000                7,492,639

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                     4,507,000  (f)           4,993,603

                                                                                                                      46,008,708

PAPER & FOREST PRODUCTS--.6%

Weyerhaeuser,

   Notes, 5.5%, 2005                                                                          4,750,000                4,984,740

PROPERTY-CASUALTY INSURANCE--3.7%

ACE INA,

   Gtd. Notes, 8.2%, 2004                                                                     4,000,000                4,246,168

ASIF Global Financing,

   Notes, 1.369%, 2006                                                                       13,255,000  (c,d)        13,337,844

CNA Financial,

   Notes, 6.5%, 2005                                                                          5,129,000                5,330,898

Monumental Global Funding II,

   Notes, 6.95%, 2003                                                                         8,000,000  (c)           8,071,896

Nationwide Mutual Insurance,

   Surplus Notes, 6.5%, 2004                                                                  1,800,000  (c)           1,846,616

                                                                                                                      32,833,422

REAL ESTATE INVESTMENT TRUST--3.7%

Highwoods:

   Exercisable Put Option Securities,
      7.19%, 2004                                                                             7,500,000  (c)           7,639,028

   Notes, 6.75%, 2003                                                                         4,870,000                4,939,183

   Notes, 8%, 2003                                                                            5,000,000                5,090,940

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                   11,575,000               12,185,118

Rouse,

   Notes, 8.43%, 2005                                                                         2,700,000                2,933,226

Summit Properties Partnership,

   Notes, 6.95%, 2004                                                                           750,000                  777,155

                                                                                                                      33,564,650


12
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--1.9%

IMPAC Secured Asset Owner Trust:

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           7,000,000                7,212,740

   Ser. 2000-5, Cl. A6, 6.92%, 2030                                                           9,680,000                9,947,869

                                                                                                                      17,160,609

RETAIL--.2%

Dillard's,

   Notes, 6.43%, 2004                                                                         1,950,000                1,969,500

STRUCTURED INDEX--2.0%

AB Svensk Exportkredit,

   GSCI-ER Indexed Notes, 0%, 2008                                                           11,690,000  (c,d,g)      10,983,924

HSBC TIGERS,

  Medium-Term Notes,

      Ser. 2003-4, 4.36%, 2008                                                                5,000,000  (c,d,h)       5,000,000

JP Morgan HYDI-100:

   Linked Ctf. of Deposit, 6.4%, 2008                                                         2,000,000  (c,f,h)       1,907,000

                                                                                                                      17,890,924

TELECOMMUNICATIONS--3.0%

AT&T,

   Sr. Notes, 6.5%, 2006                                                                      5,082,000  (c,f)         5,621,830

British Telecommunications,

   Notes, 7.625%, 2005                                                                        6,500,000                7,279,344

Deutsche Telekom International Finance,

   Notes, 3.875%, 2008                                                                        5,000,000                4,885,975

France Telecom,

   Notes, 7.2%, 2006                                                                          4,000,000                4,469,160

SBC Communications,

   Notes, 5.75%, 2006                                                                         4,000,000  (f)           4,329,840

                                                                                                                      26,586,149

U.S. GOVERNMENT--16.6%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                          8,479,000  (f)           8,439,233

U.S. Treasury Inflation Protection Securities,

   3%, 7/15/2012                                                                             39,257,512  (f,i)        41,377,846

U.S. Treasury Notes:

   1.25%, 5/31/2005                                                                          15,720,000  (f)          15,602,100

   2%, 5/15/2006                                                                             12,735,000  (f)          12,659,392

   3%, 1/31/2004                                                                             10,200,000  (f)          10,301,592

   3.625%, 5/15/2013                                                                         65,053,000               60,743,239

                                                                                                                     149,123,402

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--4.0%

Student Loan Marketing Association,

   Bonds, 1.06%, 7/25/2035                                                                   34,000,000  (c,d)        33,542,360

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

      3.375%, 1/15/2007                                                                       2,213,435  (i)           2,359,953

                                                                                                                      35,902,313

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--15.3%

Federal Home Loan Mortgage Corp.:

   5.465%, 9/1/2030                                                                              63,232  (d)              65,636

   6.5%, 3/1/2032-6/1/2032                                                                    4,498,595                4,629,294

   REMIC Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                   10,000,000               10,205,016

      Ser. 2603, Cl. AC, 5.5%, 12/15/2008                                                     5,646,077                5,642,405

      (Interest Only Obligation):

         Ser. 1987, Cl. PI, 7%, 9/15/2012                                                       603,063  (j)              78,103

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       934,357  (j)              13,174

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     1,150,355  (j)             176,131

         Ser. 2108, Cl. TI, 6.5%, 6/15/2025                                                     911,586  (j)               3,183

         Ser. 2114, Cl. JH, 6%, 6/15/2021                                                       368,058  (j)                 289

         Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                      45,622  (j)                  36

         Ser. 2407, Cl. DI, 6%, 12/15/2021                                                    3,437,889  (j)              18,565

         Ser. 2510, Cl. PI, 5.5%, 9/15/2020                                                   4,587,681  (j)             187,622

         Ser. 2550, Cl. IO, 5.5%, 6/15/2027                                                  19,586,487  (j)           2,551,651

Federal National Mortgage Association,

   5.5%, 5/1/2033                                                                             1,190,865                1,177,625

   5.688%, 2/1/2029                                                                             647,790  (d)             659,684

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2039-49, Cl. JE, 3%, 4/25/2033                                                     2,946,667                2,895,101

      (Interest Only Obligation):

         Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                    228,926  (j)               3,061

         Ser. 2001-10, Cl. IO, 6%, 5/25/2025                                                    689,873  (j)               4,622

         Ser. 2001-27, Cl. BI, 6.5%, 8/25/2029                                                  863,135  (j)              12,291

         Ser. 2001-63, Cl. CI, 6%, 11/25/2024                                                 4,308,166  (j)              74,938

         Ser. 2001-72, Cl. IA, 6%, 3/25/2030                                                  1,124,961  (j)              45,010

         Ser. 2002-55, Cl. IJ, 6%, 4/25/2028                                                  9,625,698  (j)             365,560

   Whole Loan,

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                                7,487,514                7,552,745


14
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   5.5%                                                                                      72,890,000  (k)          72,046,663

   6%                                                                                        23,000,000  (k)          23,366,620

   6.5%, 6/15/2032                                                                            3,229,602  (f)           3,344,640

   Project Loan,

      8%, 9/15/2008                                                                             994,964                1,054,970

Government National Mortgage Association II:

   3.25%, 4/20/2030                                                                           1,290,496                1,318,590

   7%, 12/20/2030-4/20/2031                                                                     240,800                  251,560

   7.5%, 11/20/2029-12/20/2030                                                                  237,369                  250,353

                                                                                                                     137,995,138

TOTAL BONDS AND NOTES

   (cost $900,453,209)                                                                                               878,854,686
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--7.1%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    21,490,000  (l)          21,490,000

Dreyfus Institutional Cash Advantage Plus Fund                                               21,490,000  (l)          21,490,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       21,490,000  (l)          21,490,000

TOTAL OTHER INVESTMENTS

   (cost $64,470,000)                                                                                                 64,470,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--13.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .75%, 8/28/2003                                                                            7,650,000                7,645,028

   .81%, 9/18/2003                                                                           12,050,000               12,036,142

   .78%, 9/25/2003                                                                           17,520,000               17,496,698

   .78%, 10/23/2003                                                                          30,617,000               30,540,458

   .80%, 11/20/2003                                                                          37,017,000               36,924,457

   .80%, 12/18/2003                                                                          12,300,000               12,253,875

TOTAL SHORT-TERM INVESTMENTS

   (cost $116,930,872)                                                                                               116,896,658

                                                                                                     The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--8.8%                                                                   Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $79,400,867)                                                                        79,400,867               79,400,867
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,161,254,948)                                                          126.6%            1,139,622,211

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (26.6%)            (239,725,672)

NET ASSETS                                                                                       100.0%              899,896,539

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.



     CAD--CANADIAN DOLLARS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2003, THESE SECURITIES AMOUNTED TO $236,111,079 OR 26.2% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(F) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JULY 31, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $103,966,469 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $107,305,679, CONSISTING OF CASH COLLATERAL OF $79,400,867 AND U.S. GOVERNMENT AND AGENCY SECURITIES VALUED AT $27,904,812.

(G)  SECURITY LINKED TO THE GOLDMAN SACHS COMMODITY INDEX.

(H)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(I) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(L)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
of Investments (including securities
loaned valued at $103,966,469)                      1,161,254,948  1,139,622,211

Receivable for investment securities sold                            198,921,463

Dividends and interest receivable                                      7,152,587

Receivable for shares of Common Stock subscribed                       2,009,397

Receivable for futures variation margin--Note 4                        1,017,700

Net unrealized appreciation on forward
   currency exchange contracts--Note 4                                   124,562

Prepaid expenses                                                          68,895

                                                                   1,348,916,815
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           675,518

Cash overdraft due to Custodian                                       2,338,329

Payable for investment securities purchased                         362,163,491

Liability for securities loaned--Note 1(c)                           79,400,867

Payable for shares of Common Stock redeemed                           3,919,463

Unrealized depreciation on swaps--Note 4                                134,161

Accrued expenses and other liabilities                                  388,447

                                                                    449,020,276
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      899,896,539
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     958,314,040

Accumulated undistributed investment income--net                        833,799

Accumulated net realized gain (loss) on investments                (37,598,072)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  [including ($134,161) net unrealized (depreciation)
  on swap transactions]                                            (21,653,228)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      899,896,539


NET ASSET VALUE PER SHARE

                                                           Class A             Class B                Class D              Class P
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          18,578,078           11,366,965            850,188,791           19,762,705

Shares Outstanding                                       1,614,223              988,128             73,916,936            1,716,798
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                11.51                11.50                  11.50                11.51



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

STATEMENT OF OPERATIONS

Year Ended July 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            41,215,397

Cash dividends                                                         878,098

Income from securities lending                                          72,287

TOTAL INCOME                                                        42,165,782

EXPENSES:

Management fee--Note 3(a)                                            4,893,068

Shareholder servicing costs--Note 3(c)                               3,101,836

Prospectus and shareholders' reports                                   207,534

Professional fees                                                      126,819

Custodian fees--Note 3(c)                                              116,030

Registration fees                                                       85,858

Directors' fees and expenses--Note 3(d)                                 70,297

Distribution fees--Note 3(b)                                            18,763

Interest expense--Note 2                                                 5,441

Miscellaneous                                                           34,525

TOTAL EXPENSES                                                       8,660,171

INVESTMENT INCOME--NET                                              33,505,611
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         4,809,738

Net realized gain (loss) on forward currency exchange contracts      (307,002)

Net realized gain (loss) on financial futures                      (9,934,713)

Net realized gain (loss) on swaps                                      796,922

Net realized gain (loss) on options transactions                       413,711

NET REALIZED GAIN (LOSS)                                           (4,221,344)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including $6,437,859
  net unrealized appreciation on financial futures and ($134,161)
  net unrealized (depreciation) on swap transactions]              (3,643,809)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (7,865,153)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,640,458

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended July 31,
                                              ----------------------------------

                                                  2003(a)                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         33,505,611           55,173,720

Net realized gain (loss) on investments        (4,221,344)         (11,364,860)

Net unrealized appreciation
   (depreciation) on investments               (3,643,809)         (29,570,177)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,640,458           14,238,683
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A                                         (203,422)                   --

Class B                                         (118,792)                   --

Class D                                      (41,586,189)         (58,434,746)

Class P                                         (272,614)                   --

TOTAL DIVIDENDS                              (42,181,017)         (58,434,746)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A                                        21,978,408                   --

Class B                                        12,172,638                   --

Class D                                       482,638,456       1,039,502,675

Class P                                        27,651,185                   --

Dividends reinvested:

Class A                                           132,906                   --

Class B                                            93,896                   --

Class D                                        34,036,463          48,797,786

Class P                                           199,621                   --

Cost of shares redeemed:

Class A                                       (3,393,628)                   --

Class B                                         (808,446)                   --

Class D                                     (772,025,338)        (728,965,030)

Class P                                       (7,923,279)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (205,247,118)         359,335,431

TOTAL INCREASE (DECREASE) IN NET ASSETS     (221,787,677)         315,139,368
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,121,684,216          806,544,848

END OF PERIOD                                 899,896,539        1,121,684,216

Undistributed investment income--net              833,799              488,421

                                                             The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended July 31,
                                              ----------------------------------

                                                  2003(a)                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,894,466                   --

Shares issued for dividends reinvested             11,451                   --

Shares redeemed                                 (291,694)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,614,223                   --
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     1,049,644                   --

Shares issued for dividends reinvested              8,093                   --

Shares redeemed                                  (69,609)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     988,128                   --
--------------------------------------------------------------------------------

CLASS D

Shares sold                                    41,519,397           86,809,184

Shares issued for dividends reinvested          2,931,135            4,092,630

Shares redeemed                               (66,474,665)         (61,142,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (22,024,133)          29,758,904
--------------------------------------------------------------------------------

CLASS P

Shares sold                                     2,383,149                   --

Shares issued for dividends reinvested             17,202                   --

Shares redeemed                                 (683,553)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,716,798                   --

(A) THE FUND CHANGED TO A FOUR CLASS FUND ON NOVEMBER 1,2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES AND THE FUND COMMENCED OFFERING CLASS A, CLASS B AND CLASS P SHARES.

(B) DURING THE PERIOD ENDED JULY 31, 2003, 461 CLASS B SHARES REPRESENTING $5,343 WERE AUTOMATICALLY CONVERTED TO 461 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

20


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                               Period Ended

CLASS A SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .17(b)

Net realized and unrealized
  gain (loss) on investments                                            .12

Total from Investment Operations                                        .29

Distributions:

Dividends from investment income--net                                  (.37)

Net asset value, end of period                                        11.51
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.52(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .89(d)

Ratio of net investment income
  to average net assets                                                2.09(d)

Portfolio Turnover Rate                                              460.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                18,578

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended

CLASS B SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .14(b)

Net realized and unrealized
  gain (loss) on investments                                            .10

Total from Investment Operations                                        .24

Distributions:

Dividends from investment income--net                                  (.33)

Net asset value, end of period                                        11.50
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.11(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.43(d)

Ratio of net investment income
  to average net assets                                                1.67(d)

Portfolio Turnover Rate                                              460.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                11,367

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

22



                                                 Year Ended July 31,
                                  ----------------------------------------------

CLASS D SHARES                                                2003(a)          2002(b)          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.69           12.19          11.70         11.63          12.12

Investment Operations:

Investment income--net                                            .40(c)          .64(c)         .77           .71            .76

Net realized and unrealized
   gain (loss) on investments                                    (.09)           (.47)           .50           .07           (.47)

Total from Investment Operations                                  .31             .17           1.27           .78            .29

Distributions:

Dividends from investment income--net                            (.50)           (.67)          (.78)         (.71)          (.78)

Net asset value, end of period                                  11.50           11.69          12.19         11.70          11.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.69            1.46          11.17          7.50           2.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .88             .80            .84           .84            .87

Ratio of net investment income
   to average net assets                                         3.45            5.31           6.46          6.64           6.54

Portfolio Turnover Rate                                        460.89          220.23         322.69        272.46         204.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         850,189       1,121,684        806,545       428,093        358,444



(A) THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON NOVEMBER 1,2002. THE EXISTING SHARES WERE REDESIGNATED CLASS D SHARES.

(B) AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.62% TO 5.31%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Period Ended
CLASS P SHARES                                             July 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.59

Investment Operations:

Investment income--net                                                  .20(b)

Net realized and unrealized
  gain (loss) on investments                                            .09

Total from Investment Operations                                        .29

Distributions:

Dividends from investment income--net                                  (.37)

Net asset value, end of period                                        11.51
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.53(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .85(d)

Ratio of net investment income
  to average net assets                                                2.33(d)

Portfolio Turnover Rate                                              460.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                19,763

(A)  FROM NOVEMBER 1, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


24

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Short Term Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's investment objective. Effective January 20, 2003, the fund's objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a direct subsidiary of Mellon Financial Corporation.

On July 17, 2003, the fund's Board of Directors approved, effective July 18, 2003, a change of the Company's name from "Dreyfus Investment Grade Bond Funds, Inc." to "Dreyfus Investment Grade Funds, Inc.". On September 10, 2002, the fund' s Board of Directors approved, effective November 1, 2002, a change of the fund's name from "Dreyfus Short Term Income Fund" to "Dreyfus Premier Short Term Income Fund" coinciding with the fund implementing a multiple class structure. Shareholders, on November 1, 2002, were classified as Class D shareholders and the fund added Class A, Class B and Class P shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized) , Class D (500 million shares authorized) and Class P (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

six years of purchase and automatically convert to Class A shares after six years. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class A shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures, options and swap transactions) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, and

26

options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $893,629, accumulated capital losses $36,488,131 and unrealized depreciation $25,441,169.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to July 31, 2003. If not applied,  $1,643,654  of  the  carryover  expires  in  fiscal  2004,  $1,314,223

28

expires in fiscal 2005, $1,818,379 expires in fiscal 2007, $5,887,866 expires in fiscal 2008, $4,403,293 expires in fiscal 2010 and $21,420,716 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2003 and July 31, 2002, were as follows: ordinary income $42,181,017 and $58,434,746, respectively.

During the period ended July 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $9,020,784, decreased accumulated net realized gain (loss) on investments by $7,339,501 and decreased paid-in capital by $1,681,283. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2003 was approximately $278,900, with a relative weighted average annualized interest rate of 1.95%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended July 31, 2003, the Distributor retained $22,392 from commissions earned on sales of the fund' s Class A shares and $7,819 from contingent deferred sales charges on redemptions of the fund's Class B shares.

                                                             The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares. During the period ended July 31, 2003, Class B shares were charged $18,763, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class P shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class P shares and .20 of 1% of the value of the average daily net assets of Class D shares, for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2003, Class A, Class B, Class D and Class P shares were charged, $13,929, $9,382, $1,924,020 and $18,198, respectively, pursuant to the
Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2003, the fund was charged $354,109 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2003, the fund was charged $116,030 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for

30

telephone meetings. Effective January 1, 2003, the Fund Group increased in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended July 31, 2003, the fund derived $702,598 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures, options transactions and swap transactions, during the period ended July 31, 2003, amounted to $4,593,414,412 and $4,915,001,990, respectively.



The following summarizes the fund' s call/put options written for the period ended July 31, 2003:

                                                     Face Amount                                      Options Terminated
                                                                                          -----------------------------------------
                                                    Covered by              Premiums                                   Net Realized
Options Written:                                   Contracts ($)          Received ($)           Cost ($)                Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    July 31, 2002                                             --                    --

Contracts written                                    129,000,000               234,316

Contracts terminated:

Closed                                               129,000,000               234,316            70,547                   163,769

CONTRACTS OUTSTANDING
    JULY 31, 2003                                             --  --

                                                                                                     The Fund 31


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At July 31, 2003, there were no financial futures contracts outstanding.

32

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at July 31, 2003:



                                                      Foreign
Forward Currency                                     Currency                                                          Unrealized
    Exchange Contracts                                Amounts            Proceeds ($)             Value ($)       Appreciation ($)
-----------------------------------------------------------------------------------------------------------------------------

SALES:

Canadian Dollar,
    expiring 10/16/2003                            19,095,000              13,636,259            13,511,697             124,562



The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund enters into credit default swaps to hedge its exposure to or to gain exposure to changes in the market on debt securities. Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or

                                                                    The Fund 33

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

principal, bankruptcy or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes open credit default swaps entered into by the fund at July 31, 2003:

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)              Description                (Depreciation) ($)
--------------------------------------------------------------------------------

3,400,000         Agreement with Merrill Lynch terminating             1,549
                June 20, 2008 to pay a fixed rate of .34%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

3,400,000         Agreement with Merrill Lynch terminating           (1,540)
                June 20, 2008 to pay a fixed rate of .36%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

4,500,000        Agreement with Merrill Lynch terminating            (6,402)
           September 20, 2008 to pay a fixed rate of .38%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

11,300,000       Agreement with Merrill Lynch terminating           (12,700)
                June 20, 2008 to pay a fixed rate of .29%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                      on Bank of America, 6.25%, 4/15/2012

9,070,000        Agreement with Merrill Lynch terminating           (94,358)
               July 20, 2004 to pay a fixed rate of 3.85%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
           or principal payment default of $10,000,000 on
              Federative Republic of Brazil, 8%, 4/15/2014

9,070,000        Agreement with Merrill Lynch terminating           (54,927)
                July 20, 2004 to pay a fixed rate of 3.4%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
           or principal payment default of $10,000,000 on
              Federative Republic of Brazil, 8%, 4/15/2014

34

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)              Description                (Depreciation) ($)
--------------------------------------------------------------------------------

6,800,000        Agreement with Merrill Lynch terminating             41,326
                June 20, 2008 to pay a fixed rate of .51%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
           or principal payment default of $10,000,000 on
                 Countrywide Home Loans, 5.625%, 7/15/2009

4,500,000        Agreement with Merrill Lynch terminating             13,829
           September 20, 2008 to pay a fixed rate of .59%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
           or principal payment default of $10,000,000 on
                 Countrywide Home Loans, 5.625%, 7/15/2009

2,270,000        Agreement with Merrill Lynch terminating            (2,294)
                June 20, 2008 to pay a fixed rate of .42%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                         on Goldman Sachs, 6.6%, 1/15/2012

9,070,000        Agreement with Merrill Lynch terminating           (13,279)
                June 20, 2008 to pay a fixed rate of .43%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                         on Goldman Sachs, 6.6%, 1/15/2012

6,800,000        Agreement with Merrill Lynch terminating              3,062
                June 20, 2008 to pay a fixed rate of .54%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                   on Washington Mutual, 5.625%, 1/15/2007

4,500,000        Agreement with Merrill Lynch terminating            (8,427)
           September 20, 2008 to pay a fixed rate of .59%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                   on Washington Mutual, 5.625%, 1/15/2007

                                      TOTAL                        (134,161)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

                                                             The Fund 35

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2003, the cost of investments for federal income tax purposes was $1,164,918,326; accordingly, accumulated net unrealized depreciation on investments was $25,296,115, consisting of $7,279,203 gross unrealized appreciation and $32,575,318 gross unrealized depreciation.

36

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Premier Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Short Term Income Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short Term Income Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

September 18, 2003

                                                             The Fund 37


IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates .02% of the ordinary dividends paid during the fiscal year ended July 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

38

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                           Shares
                                                             ----------------------------------------------------------------------

                                                             For                         Against                       Abstained
                                                  ----------------------------------------------------------------------------------

To change the fund's
   investment objective                               40,350,883                       5,311,887                        1,968,744

                                                                                                     The Fund 39


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

40

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

Arthur A. Hartman (77)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

George L. Perry (69)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

42

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 43

NOTES


                  For More Information

                        Dreyfus Premier
                        Short Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
your financial
representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  083AR0703



      Dreyfus
      Intermediate
      Term Income Fund

      ANNUAL REPORT July 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                            25   Notes to Financial Statements

                            37   Report of Independent Auditors

                            38   Important Tax Information

                            39   Proxy Results

                            40   Board Members Information

                            42   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Intermediate Term Income Fund covers the 12-month period from August 1, 2002, through July 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds generally continued to rally during most of the reporting period, driven higher by a combination of declining interest rates and improving investor sentiment. Corporate bonds in particular rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, some of the more interest-rate-sensitive sectors of the bond market began to give back a significant amount of their gains over the last several weeks of the reporting period, triggered by strong interest-rate volatility and a sharp sell-off in certain areas of the bond market.

With yields on some types of bonds near historical lows, maintaining a steady stream of current income has been a challenge for many investors. What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's market environment.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2003

2



DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

Dreyfus Taxable Fixed Income Team

HOW DID DREYFUS INTERMEDIATE TERM INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended July 31, 2003, the fund's Investor shares achieved a total return of 8.64% and the fund's Institutional shares achieved a total return of 9.07%.(1) In comparison, the fund's new benchmark, the Lehman Brothers Aggregate Bond Index achieved a total return of 5.42% for the reporting period.(2) The fund's former benchmark, the Merrill Lynch U.S. Domestic Master Index, achieved a total return of 5.56% for the same period.(3)

We attribute the fund and bond market's strong overall performance to declining interest rates and improving investor sentiment regarding corporate debt during the reporting period. The fund's strong returns relative to its benchmark were primarily the result of its sector allocation strategy, which emphasized corporate bonds for much of the reporting period.

WHAT IS THE FUND'S INVESTMENT APPROACH?

On January 21, 2003, shareholders voted to change the fund's investment objective. Effective February 21, 2003, the fund seeks to maximize total return consisting of capital appreciation and current income. The fund' s prior investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be invested in securities rated below investment grade, including emerging market securities.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high-yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund was primarily influenced by improving investor sentiment during the reporting period. In August 2002, investors generally were pessimistic amid corporate accounting and management scandals, a persistently weak U.S. economy and mounting geopolitical tensions. By October, consumer sentiment had fallen to its lowest level in years and the stock market reached new lows. To help stimulate renewed economic growth, the Federal Reserve Board (the "Fed") stepped in early November with a 50-basis point reduction of short-term interest rates. Bonds that are generally more sensitive to interest rates, such as U.S. government securities, benefited in this environment. However, bonds that are generally more credit-sensitive continued to flounder, and the fund's relatively heavy exposure to corporate securities hurt its performance during the reporting period's first half.

The U.S. economy continued to struggle during the first quarter of 2003, when consumers and corporations remained cautious in advance of the war in Iraq. Nonetheless, corporate bonds began to rally as investors recognized that many investment-grade issuers had taken steps to strengthen their balance sheets. Investors also apparently were

4

attracted to low corporate bond prices compared to historical norms. Corporate bonds rallied particularly strongly, contributing greatly to the fund' s performance during the reporting period's second half.

Bonds generally continued to rally after the war wound down in April and investors began to anticipate an additional interest-rate reduction. In late June, the Fed reduced short-term rates by 25 basis points to 1%. However, yields of longer-term U.S. Treasury securities rose sharply in July as investors detected signs of stronger economic growth, erasing nearly all of their price gains achieved since the start of 2003. Corporate bonds generally maintained their gains.

The fund also received positive contributions from its holdings of Treasury Inflation Protected Securities (" TIPS" ), which we purchased at what we considered to be attractive prices and later sold after achieving gains.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have started to gradually reduce the fund's holdings of investment-grade corporate securities, as we believe they have been fully priced in the marketplace. In general we are using a more "sector-neutral" stance that we believe is prudent given the current uncertainty that still exists in the marketplace.

August 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund 5

FUND PERFORMANCE

                        Dreyfus
                   Intermediate Term                           Merrill Lynch
      PERIOD          Income Fund         Lehman Brothers        Domestic
                  ( Investor shares )  Aggregate Bond Index *  Master Index *

      2/2/96            10,000              10,000               10,000
     7/31/96            10,151               9,840                9,834
     7/31/97            11,846              10,899               10,895
     7/31/98            13,141              11,757               11,765
     7/31/99            13,690              12,049               12,053
     7/31/00            14,929              12,769               12,767
     7/31/01            16,890              14,389               14,383
     7/31/02            16,999              15,472               15,474
     7/31/03            18,467              16,311               16,335

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Investor shares with the Lehman Brothers Aggregate Bond Index and the Merrill Lynch Domestic Master Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 7/31/03


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                              2/2/96             8.64%              7.04%             8.53%

INSTITUTIONAL SHARES                                         5/31/01            9.07%               --               5.50%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INVESTOR SHARES OF DREYFUS INTERMEDIATE TERM INCOME FUND ON 2/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "LEHMAN INDEX") AND THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "MERRILL LYNCH INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 1/31/96 ARE USED AS THE BEGINNING VALUES ON 2/2/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE. PERFORMANCE FOR THE MERRILL LYNCH INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.

6

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN FIVE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE MERRILL LYNCH INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

EFFECTIVE MAY 31, 2001, EXISTING FUND SHARES WERE DESIGNATED AS INVESTOR SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INSTITUTIONAL SHARES. PERFORMANCE FOR INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF INVESTOR SHARES BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

                                                             The Fund 7

STATEMENT OF INVESTMENTS

July 31, 2003

STATEMENT OF INVESTMENTS


                                                                                                Principal
BONDS AND NOTES--98.0%                                                                           Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRLINES--.1%

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. A, 6.648%, 2017                                                           1,307,222                1,227,400

USAir,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          429,622  (b)              85,924

                                                                                                                       1,313,324

ASSET--BACKED CTFS.- CREDIT CARDS--.7%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           5,268,000                5,437,029

ASSET--BACKED CTFS.--EQUIPMENT--.0%

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.725%, 2015                                                            212,749  (c,d)           126,869

ASSET--BACKED CTFS.--HOME EQUITY LOANS--1.1%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              116,439                  117,288

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          4,750,000                5,056,088

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             101,314                  101,894

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           3,300,000                3,541,923

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            218,917                  225,727

                                                                                                                       9,042,920

AUTO MANUFACTURING--.6%

General Motors,

   Notes, 8.375%, 2033                                                                        4,917,000                4,606,226

BANKING--1.8%

Deutsche Bank,

   Deposit Notes, 4.85%, 2006                                                                10,000,000                9,962,500

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        5,270,000  (c)           5,338,420

                                                                                                                      15,300,920

CHEMICALS--.3%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                  1,578,000                1,349,190

Lyondell Chemicals,

   Sr. Notes, 10.5%, 2013                                                                     1,131,000  (c)           1,114,035

                                                                                                                       2,463,225

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.6%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                       11,000,000  (c)          12,700,496


8
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE
  PASS-THROUGH CTFS. (CONTINUED)

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         1,333,978                1,410,015

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           3,877,000                4,243,901

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        8,129,677  (c,d)         8,666,154

GS Mortgage Securities II:

   Ser. 1998-C1, Cl. C, 6.91%, 2030                                                           9,750,000               10,708,133

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        3,140,000  (c)           3,245,545

Salomon Brothers Mortgage Securities VII,

   Ser. 1997-TXH, Cl. B, 7.491%, 2025                                                         4,000,000  (c)           4,338,058

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000                1,099,764

                                                                                                                      46,412,066

COMMERCIAL SERVICES--.2%

Cendant,

   Notes, 6.25%, 2010                                                                         1,887,000                1,990,915

DIVERSIFIED FINANCIAL SERVICES--2.5%

American Express,

   Notes, 4.875%, 2013                                                                        3,836,000                3,756,894

Capital One Bank,

   Sub. Notes, 6.5%, 2013                                                                     2,942,000                2,751,500

Capital One Financial,

   Notes, 7.25%, 2003                                                                         1,550,000                1,571,404

Farmers Exchange Capital,

   Trust Surplus Note Securities,
   7.05%, 2028                                                                                5,990,000  (c)           5,119,803

Ford Motor Credit,

   Global Landmark Securities,
   6.5%, 2007                                                                                 5,706,000                5,864,307

General Electric Capital,

   Medium-Term Notes,
   Ser. A, 6.75%, 2032                                                                        1,904,000                2,002,410

                                                                                                                      21,066,318

ELECTRIC UTILITIES--.5%

American Electric Power,

   Sr. Notes, 5.25%, 2015                                                                     1,548,000                1,434,717

PPL Energy Supply,

   Conv. Sr. Notes, 2.625%, 2023                                                              2,530,000  (c)           2,476,238

                                                                                                                       3,910,955

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENTAL--5.7%

Canadian Government:

   Bonds, 3%, 2036                                                       CAD                 10,254,000                7,083,906

   Bonds, 4%, 2031                                                       CAD                  7,165,000  (e)           6,595,358

   Bonds, 4.5%, 2007                                                     CAD                 26,760,000               19,465,966

Philippine Government International Bond,

   Bonds, 8.875%, 2008                                                                        4,500,000                4,837,500

Quebec Province,

   Deb., 3.3%, 2013                                                      CAD                  9,560,000  (e)           6,953,879

Republic of Argentina,

   Deb., 11.25%, 2004                                                                            33,100  (b)               9,516

United Mexican States,

   Notes, 4.625%, 2008                                                                        2,500,000                2,487,500

                                                                                                                      47,433,625

HEALTH CARE--1.2%

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                         2,575,000                2,716,084

HCA:

   Notes, 6.25%, 2013                                                                         1,728,000                1,638,350

   Notes, 6.75%, 2013                                                                         2,772,000                2,716,211

Manor Care,

   Notes, 6.25%, 2013                                                                         2,932,000  (c)           2,844,040

                                                                                                                       9,914,685

MANUFACTURING--.8%

General Electric,

   Notes, 5%, 2013                                                                            3,982,000                3,903,650

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                     2,727,000                2,781,540

                                                                                                                       6,685,190

MEDIA--2.7%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 8,753,000                5,372,154

British Sky Broadcasting,

   Gtd. Notes, 6.875%, 2009                                                                   3,575,000                3,914,625

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                         3,492,000                3,431,958

Comcast,

   Sr. Notes, 6.5%, 2015                                                                      3,860,000                4,034,897

Cox Communications,

   Notes, 6.75%, 2011                                                                         2,298,000                2,521,274


10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA (CONTINUED)

Interactive,

   Notes, 7%, 2013                                                                            2,944,000                3,185,761

                                                                                                                      22,460,669

MINING & METALS--1.8%

Alcoa,

   Notes, 6%, 2012                                                                            3,366,000                3,546,855

Carpenter Technology,

   Notes, 6.625%, 2013                                                                        1,840,000  (c)           1,732,519

Freeport-McMoRan Copper & Gold,

   Conv. Sr. Notes, 7%, 2011                                                                  2,980,000  (c)           3,631,875

Noranda,

   Deb., 7%, 2005                                                                             2,405,000                2,518,583

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                   3,600,000                3,872,088

                                                                                                                      15,301,920

OIL & GAS--1.7%

Petro-Canada,

   Notes, 4%, 2013                                                                            1,238,000                1,119,444

Petrobras International Finance:

   Sr. Notes, 9.75%, 2011                                                                     1,475,000                1,596,688

   Sr. Notes, 9.875%, 2008                                                                   11,000,000               11,907,500

                                                                                                                      14,623,632

PAPER & FOREST PRODUCTS--.4%

Rock-Tenn,

   Bonds, 5.625%, 2013                                                                        1,680,000                1,633,756

Weyerhaeuser,

   Deb., 7.375%, 2032                                                                         1,610,000                1,671,536

                                                                                                                       3,305,292

PIPELINES--.2%

El Paso Production,

   Gtd. Sr. Notes, 7.75%, 2013                                                                1,842,000  (c)           1,699,245

PROPERTY-CASUALTY INSURANCE--1.3%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        3,048,000                3,790,828

Fund American Cos.,

   Notes, 5.875%, 2013                                                                        3,625,000                3,540,092

Markel,

   Notes, 6.8%, 2013                                                                          2,340,000                2,448,726

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY-CASUALTY INSURANCE (CONTINUED)

Metlife,

   Sr. Notes, 5.375%, 2012                                                                      935,000                  937,236

                                                                                                                      10,716,882

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.6%

Bank of America Mortgage Securities II:

   Ser. 2001-4, Cl. B3, 6.75%, 2031                                                             508,725                  531,656

   Ser. 2001-9, Cl. B4, 6.5%, 2016                                                              115,510  (c)             120,479

   Ser. 2001-10, Cl. B4, 6.25%, 2016                                                             93,214  (c)              95,135

   Ser. 2001-10, Cl. B5, 6.25%, 2016                                                             93,214  (c)              90,113

   Ser. 2001-10, Cl. B6, 6.25%, 2016                                                             93,197  (c)              41,240

Bank of America Mortgage Securities III,

   Ser. 2001-8, Cl. B3, 6.75%, 2031                                                             428,783                  447,304

Cendant Mortgage:

   Ser. 1999-8, Cl. B3, 6.25%, 2029                                                             354,916  (c)             372,836

   Ser. 1999-8, Cl. B4, 6.25%, 2029                                                             253,511  (c)             262,226

Chase Mortgage Finance:

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,146,795                1,221,256

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            430,052                  446,554

Countrywide Funding,

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                203,637  (c)             208,695

Countrywide Home Loans:

   Ser. 2003-8, Cl. B3, 5%, 2018                                                                296,075                  253,709

   Ser. 2003-15, Cl. B3, 4.8742%, 2018                                                          900,317  (c)             782,432

   Ser. 2003-18, Cl. B3, 5.5%, 2033                                                             698,406                  570,105

GMAC Mortgage Corp. Loan Trust:

   Ser. 2003-J1, Cl. B1, 5.25%, 2018                                                            441,785  (c)             397,054

   Ser. 2003-J1, Cl. B2, 5.25%, 2018                                                            441,785  (c)             345,973

   Ser. 2003-J1, Cl. B3, 5.25%, 2018                                                            441,787  (c)             150,208

IMPAC Secured Asset Owner Trust,

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           3,000,000  (d)           3,091,174

MASTR Asset Securitization Trust:

   Ser. 2003-1, Cl. 15B4, 5.25%, 2018                                                           401,020  (c)             351,084

   Ser. 2003-1, Cl. 15B5, 5.25%, 2018                                                           201,488  (c)             146,976

Norwest Asset Securities:

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            651,363                  677,384

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             327,126                  344,041

   Ser. 1999-24, Cl. B5, 7%, 2029                                                               576,676  (c)             604,302

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            251,067  (c)             263,577

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               545,855  (c)             562,238


12
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

PNC Mortgage Securities:

   Ser. 2000-1, Cl. 1B4, 7.46%, 2030                                                            984,763                1,026,465

   Ser. 2002-2, Cl. B4, 7.63%, 2030                                                           1,444,108  (c)           1,519,148

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              178,769                  182,371

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           422,220                  442,351

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             340,867                  356,748

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             339,272  (c)             355,489

   Ser. 1999-S16, Cl. A3, 6.75%, 2029                                                         2,492,125                2,615,742

   Ser. 1999-S16, Cl. B1, 6.5%, 2013                                                            234,357  (c)             243,507

   Ser. 2001-S13, Cl. B2, 6.5%, 2016                                                            327,105                  315,361

   Ser. 2001-S19, Cl. M3, 6.5%, 2016                                                            282,743                  295,757

   Ser. 2002-S11, Cl. B1, 5.75%, 2017                                                           194,991  (c)             177,316

   Ser. 2003-S3, Cl. B1, 5.25%, 2018                                                            199,817                  173,984

Washington Mutual,

   Ser. 2002-S3, Cl. 2B4, 6%, 2017                                                              235,753  (c)             237,418

Wells Fargo Mortgage Securities:

   Ser. 2003-2, Cl. B4, 5.25%, 2018                                                             687,953  (c)             601,178

   Ser. 2003-3, Cl. 1B4, 5.75%, 2033                                                            997,119  (c)             839,843

                                                                                                                      21,760,429

RETAIL--.0%

Toys R Us,

   Notes, 7.875%, 2013                                                                           45,000                   45,051

SOFTWARE--.3%

Veritas Software,

   Conv. Sub. Notes, .25%, 2013                                                               2,831,000  (c)           2,809,768

STRUCTURED INDEX--9.4%

AB Svensk Exportkredit,

   GSCI-ER Indexed Notes, 0%, 2008                                                           29,350,000  (c,f)        27,577,260

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 6.4%, 2008                                                         7,500,000  (c,f)         7,151,250

Morgan Stanley TRACERS,

   Ser. 2002-5, 6.766%-6.77%, 2012                                                           40,290,000  (c,f)        43,707,519

                                                                                                                      78,436,029

TECHNOLOGY--1.1%

Fisher Scientific,

   Conv. Sr. Notes, 2.5%, 2023                                                                2,799,000  (c)           2,924,955

IBM,

   Notes, 4.75%, 2012                                                                         3,575,000                3,510,142

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Rectifier,

   Conv. Sub. Notes, 4.25%, 2007                                                              2,887,000                2,822,043

                                                                                                                       9,257,140

TELECOMMUNICATIONS--3.9%

British Telecommunications,

   Notes, 8.125%, 2010                                                                        1,720,000                2,058,678

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs.,
   Ser. VZ-1, 5.565%, 2005                                                                    4,750,000  (c)           5,106,250

Deutsche Telekom,

   Notes, 5.25%, 2013                                                                         2,717,000                2,607,418

France Telecom,

   Notes, 7.75%, 2011                                                                         1,506,000                1,792,848

Koninklijke KPN,

   Sr. Notes, 8%, 2010                                                                        1,817,000                2,153,597

PCCW-HKTC,

   Notes, 6%, 2013                                                                            8,500,000  (c)           8,173,847

Qwest:

   Bank Note, Ser. A, 5.86%, 2007                                                             4,829,000  (d)           4,830,509

   Bank Note, Ser. B, 6.95%, 2007                                                             2,786,000  (d)           2,652,794

Verizon Florida,

   Deb., 6.125%, 2013                                                                         3,301,000                3,489,124

                                                                                                                      32,865,065

U.S. GOVERNMENT--23.9%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                          3,002,000                2,987,920

U.S. Treasury Inflation Protection Securities,

   3%, 7/15/2012                                                                             21,063,762  (g)          22,201,435

U.S. Treasury Notes:

   1.25%, 5/31/2005                                                                          28,574,000               28,359,695

   3.25%, 5/31/2004                                                                          11,095,000               11,286,500

   3.625%, 5/15/2013                                                                         47,369,000               44,230,804

   4.75%, 11/15/2008                                                                         39,000,000               41,400,840

   6.5%, 2/15/2010                                                                           12,500,000               14,397,375

   7%, 7/15/2006                                                                             30,500,000               34,523,255

                                                                                                                     199,387,824

U.S. GOVERNMENT AGENCIES--.7%

Tennessee Valley Authority, Valley Indexed
   Principal Securities, 3.375%, 1/15/2007                                                    5,384,751  (g)           5,741,193

14

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--26.9%

Federal Home Loan Mortgage Corp.:

   6.5%, 10/1/2031-5/1/2032                                                                   5,414,666                5,573,617

   REMIC, Multiclass Mortgage Participation Ctfs.

      (Interest Only Obligation):

         Ser. 1499, Cl. E, 7%, 4/15/2023                                                      1,341,117  (h)             136,941

         Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                     916,424  (h)              37,812

         Ser. 2417, Cl. CI, 6%, 4/15/2021                                                     3,351,436  (h)              27,609

         Ser. 2550, Cl. IO, 5.5%, 6/15/2027                                                   6,009,666  (h)             782,916

Federal National Mortgage Association:

   5%, 1/1/2018-5/1/2018                                                                      3,516,790                3,516,071

   6.2%, 1/1/2011                                                                            10,544,539               11,608,837

   6.5%, 11/1/2010                                                                                3,395                    3,579

   6.88%, 2/1/2028                                                                            1,033,997                1,099,583

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     2,375,962                2,393,410

      (Interest Only Obligation):

         Ser. 2002-55, Cl. IJ,
            6%, 4/25/2028                                                                     7,085,582  (h)             269,093

         Ser. 2002-92, Cl. IA,
            5.5%, 5/25/2031                                                                  12,000,000  (h)             971,550

         Ser. 2003-13, Cl. PI,
            5.5%, 2/25/2026                                                                  21,576,598  (h)           2,888,274

Government National Mortgage Association I:

   5%                                                                                        55,111,000  (i)          52,613,370

   5.5%                                                                                      62,691,000  (i)          61,965,665

   5.5%, 4/15/2033                                                                           46,893,964               46,629,142

   6%, 1/15/2033-3/15/2033                                                                   22,061,122               22,482,650

   6.5%, 6/15/2032                                                                            1,561,235                1,616,846

   Project Loan,

      6.5%, 10/15/2033                                                                        2,881,617                3,131,224

      (Interest Only Obligation)

         Ser. 2001-24, Cl. CI, 7%, 11/20/2029                                                 1,680,685  (h)              35,647

Government National Mortgage Association II:

   4 %, 7/20/2030                                                                               354,243  (d)             364,010

   6.5%, 1/20/2028--9/20/2031                                                                 3,483,305                3,586,691

   7%, 1/20/2028--7/20/2031                                                                   1,214,289                1,268,588

   7.5%, 10/20/2030--8/20/2031                                                                1,734,220                1,829,046

                                                                                                                     224,832,171

TOTAL BONDS AND NOTES
   (cost $827,617,420)                                                                                               818,946,577

                                                                                                     The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--1.5%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.4%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    64,508  (j)           3,665,345

ELECTRIC UTILITIES--.6%

Ameren,

   Cum. Conv., $2.4375 (units)                                                                   47,704  (k)           1,350,977

Cinergy,

   Cum. Conv., $4.75                                                                             38,557  (l)           2,272,935

Keyspan,

   Cum. Conv., $4.375 (units)                                                                    27,904  (m)           1,466,355

                                                                                                                       5,090,267

PROPERTY-CASUALTY INSURANCE--.4%

Travelers Property Casualty,

   Cum. Conv., $1.125                                                                           133,390                3,213,365

TELECOMMUNICATIONS--.1%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     35,526  (n)           1,177,687

TOTAL PREFERRED STOCKS
   (cost $14,169,588)                                                                                                 13,146,664
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--7.4%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    20,521,666  (o)          20,521,666

Dreyfus Institutional Cash Advantage Plus Fund                                               20,521,667  (o)          20,521,667

Dreyfus Institutional Preferred Plus Money Market Fund                                       20,521,667  (o)          20,521,667

TOTAL OTHER INVESTMENTS
   (cost $61,565,000)                                                                                                 61,565,000


16
                                                                                              Principal
SHORT-TERM INVESTMENTS--11.7%                                                                 Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.035%, 9/25/2003                                                                         28,626,000               28,587,927

   .7762%, 10/23/2003                                                                        24,722,000               24,660,195

   .8052%, 11/20/2003                                                                        24,722,000               24,660,195

   .8325%, 12/11/2003                                                                         8,713,000                8,682,156

   .925%, 12/18/2003                                                                         11,500,000  (p)          11,456,875

TOTAL SHORT-TERM INVESTMENTS

   (cost $98,064,996)                                                                                                 98,047,348
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,001,417,004)                                                           118.6%             991,705,589

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (18.6%)           (155,417,215)

NET ASSETS                                                                                        100.0%             836,288,374

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

     CAD--CANADIAN DOLLARS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2003,
     THESE SECURITIES AMOUNTED TO $124,524,103 OR 14.9% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  WITH WARRANTS ATTACHED.

(K)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
     MAY 16, 2006 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(L)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
     FEBRUARY 16, 2005 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(M)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $25 ON
     MAY 15, 2006 AND A SENIOR NOTE WITH A PRINCIPAL OF $25.

(N)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON
     NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(O)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(P)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITION.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17


STATEMENT OF FINANCIAL FUTURES

July 31, 2003

                                                                   Market Value                                       Unrealized
                                                                     Covered by                                    (Depreciation)
                                              Contracts            Contracts ($)             Expiration          at 7/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                         159               17,589,375         September 2003                 (208,335)



SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,001,417,004   991,705,589

Receivable for investment securities sold                           213,336,115

Dividends and interest receivable                                     6,454,560

Receivable for shares of Common Stock subscribed                        671,350

Receivable for futures variation margin--Note 4                         588,620

Net unrealized appreciation on forward currency

  exchange contracts--Note 4                                            350,555

Paydowns receivable                                                       6,436

Prepaid expenses                                                        115,286

                                                                  1,213,228,511
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           477,325

Cash overdraft due to Custodian                                       8,070,870

Payable for investment securities purchased                         363,476,668

Payable for shares of Common Stock redeemed                           4,331,112

Unrealized depreciation on swaps--Note 4                                234,109

Accrued expenses                                                        350,053

                                                                    376,940,137
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      836,288,374
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     836,517,397

Accumulated undistributed investment income--net                      2,362,433

Accumulated net realized gain (loss) on investments                   7,230,713

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($208,335) net unrealized (depreciation) on financial futures and ($234,109) net unrealized (depreciation) on swap
transactions]                                                        (9,822,169)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      836,288,374

NET ASSET VALUE PER SHARE

                                        Investor Shares  Institutional Shares
--------------------------------------------------------------------------------

Net Assets ($)                              831,817,992             4,470,382

Shares Outstanding                           64,705,599               347,772
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                     12.86                 12.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                      The Fund 19

STATEMENT OF OPERATIONS

Year Ended July 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            41,089,752

Cash dividends                                                       1,596,079

TOTAL INCOME                                                        42,685,831

EXPENSES:

Management fee--Note 3(a)                                            3,721,208

Shareholder servicing costs--Note 3(b)                               3,080,761

Prospectus and shareholders' reports                                   231,318

Custodian fees--Note 3(b)                                              130,876

Registration fees                                                       81,376

Professional fees                                                       68,964

Directors' fees and expenses--Note 3(c)                                 29,376

Interest expense--Note 2                                                 5,669

Miscellaneous                                                           28,101

TOTAL EXPENSES                                                       7,377,649

Less-reduction in management fee due to

  undertaking--Note 3(a)                                              (618,228)

NET EXPENSES                                                         6,759,421

INVESTMENT INCOME--NET                                              35,926,410
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                 29,216,746

  Short sale transactions                                            1,139,301

Net realized gain (loss) on forward currency exchange contracts        867,543

Net realized gain (loss) on financial futures                       (4,441,755)

Net realized gain (loss) on options transactions                      (459,985)

Net realized gain (loss) on swaps                                      742,509

NET REALIZED GAIN (LOSS)                                            27,064,359

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions [including ($124,663)

  net unrealized (depreciation) on financial futures and ($234,109)
  net unreaized (depreciation) on swap transactions]                 4,751,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              31,815,950

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                67,742,359

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                             -----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         35,926,410            33,720,288

Net realized gain (loss) on investments        27,064,359           (10,627,624)

Net unrealized appreciation
   (depreciation) on investments                4,751,590           (19,479,026)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   67,742,359             3,613,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                               (39,906,073)          (35,325,474)

Institutional Shares                             (362,297)             (352,849)

Net realized gain on investments:

lnvestor Shares                                        --            (5,288,211)

Institutional Shares                                   --               (52,800)

TOTAL DIVIDENDS                               (40,268,370)          (41,019,334)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               334,357,115           665,540,210

Institutional Shares                              962,752             9,388,217

Dividends reinvested:

Investor Shares                                34,576,830            36,717,490

Institutional Shares                              214,614               315,880

Cost of shares redeemed:

Investor Shares                              (302,883,485)         (285,706,038)

Institutional Shares                           (5,007,209)           (2,045,610)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                  62,220,617           424,210,149

TOTAL INCREASE (DECREASE) IN NET ASSETS        89,694,606           386,804,453
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           746,593,768           359,789,315

END OF PERIOD                                 836,288,374           746,593,768

Undistributed investment income--net            2,362,433                70,697

                                                             The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended July 31,
                                             -----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    26,134,890            51,898,894

Shares issued for dividends reinvested          2,690,708             2,880,669

Shares redeemed                               (23,608,118)          (22,454,139)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,217,480            32,325,424
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                        75,863               727,541

Shares issued for dividends reinvested             16,768                24,786

Shares redeemed                                  (387,437)             (160,875)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (294,806)              591,452

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended July 31,
                                                         ---------------------------------------------------------------------------

INVESTOR SHARES                                             2003             2002(a)          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       12.42            13.22            12.50         12.43          13.38

Investment Operations:

Investment income--net                                       .56(b)           .72(b)           .84           .86            .87

Net realized and unrealized
   gain (loss) on investments                                .51             (.64)             .75           .22           (.36)

Total from Investment Operations                            1.07              .08             1.59          1.08            .51

Distributions:

Dividends from investment income--net                       (.63)            (.76)            (.84)         (.87)          (.88)

Dividends from net realized
   gain on investments                                        --             (.12)            (.03)         (.14)          (.58)

Total Distributions                                         (.63)            (.88)            (.87)        (1.01)         (1.46)

Net asset value, end of period                             12.86            12.42            13.22         12.50          12.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            8.64              .64            13.14          9.05           4.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     .82              .70              .67           .65            .65

Ratio of interest expense
   to average net assets                                     .00(c)           .00(c)           .00(c)        .00(c)         .08

Ratio of net investment income

   to average net assets                                    4.34             5.58             6.44          6.95           6.79

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                                   .08              .16              .27           .48            .51

Portfolio Turnover Rate                                   838.50           474.20           555.90        566.57         166.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    831,818          738,618          359,114        60,541         37,831

(A)  AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.90% TO 5.58%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended July 31,
                                                                                    ------------------------------------------------

INSTITUTIONAL SHARES                                                                   2003            2002(a)          2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.41           13.22            13.08

Investment Operations:

Investment income--net                                                                  .63(c)          .76(c)           .14

Net realized and unrealized
   gain (loss) on investments                                                           .48            (.66)             .14

Total from Investment Operations                                                       1.11             .10              .28

Distributions:

Dividends from investment income--net                                                  (.67)           (.79)            (.14)

Dividends from net realized gain on investments                                          --            (.12)              --

Total Distributions                                                                    (.67)           (.91)            (.14)

Net asset value, end of period                                                        12.85           12.41            13.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       9.07             .81            12.86(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                       .50             .45              .45(d)

Ratio of interest expense to average net assets                                         .00(e)          .00(e)            --

Ratio of net investment income
   to average net assets                                                               4.88            5.80             6.56(d)

Decrease reflected in above expense ratios due

   to undertakings by The Dreyfus Corporation                                           .03             .08             1.21(d)

Portfolio Turnover Rate                                                              838.50          474.20           555.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,470           7,976              676

(A)  AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.12% TO 5.80%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES ON MAY 31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On January 21, 2003, fund shareholders approved changing the fund's investment objective. Effective February 21, 2003, the fund's objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

On July 17, 2003, the fund's Board of Directors approved, effective July 18, 2003, a change of the Company's name from "Dreyfus Investment Grade Bond Funds, Inc." to "Dreyfus Investment Grade Funds, Inc."

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures, forward currency exchange contracts, options and swaps) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

26

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,351 during the period ended July 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

                                                                The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,575,420, accumulated capital gains $13,332,917 and unrealized depreciation $12,291,864. In addition the fund had $4,483,267 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2003 and July 31, 2002, were as follows: ordinary income $40,268,370 and $41,019,334, respectively.

During the period ended July 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $6,633,696, decreased accumulated net realized gain (loss) on investments by $6,584,068 and decreased paid-in capital by $49,628. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2003 was approximately $283,800, with a related weighted average annualized interest rate of 2.00%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .45 of

28

1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken through July 31, 2003 to reduce the management fee paid by the fund, if the fund' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Shareholder Services Plan fees and extraordinary expenses exceed .55 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $618,228 during the period ended July 31, 2003.

(B)  Under  the  Investor  Shares  Shareholder  Services Plan, the fund pays the
Distributor at an annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2003, Investor Shares was charged $2,050,352 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2003, the fund was charged $212,168 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2003, the fund was charged $130,876 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for

                                                                    The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

telephone meetings. Effective January 1, 2003, the Fund Group increased in size, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended July 31, 2003, the fund derived $836,653 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, option transactions, financial futures, forward currency exchange contracts and swap transactions, during the period ended July 31, 2003

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                     6,972,561,005    6,921,286,852

Short sale transactions                 133,468,150      134,607,451

     TOTAL                            7,106,029,155    7,055,894,303

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At July 31, 2003, there were no securities sold short outstanding.

30


The following summarizes the fund' s call/put options written for the period ended July 31, 2003:



                                                     Face Amount                                      Options Terminated
                                                                                           -----------------------------------------

                                                      Covered by              Premiums                               Net Realized
Options Written:                                    Contracts ($)          Received ($)           Cost ($)                Gain ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    July 31, 2002                                             --                    --

Contracts written                                    200,000,000               363,281

Contracts terminated:

Closed                                               200,000,000               363,281            109,375                 253,906

CONTRACTS OUTSTANDING
    JULY 31, 2003                                             --                    --



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading.

                                                        The Fund 31

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2003 are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at July 31, 2003:


                                                      Foreign
Forward Currency                                     Currency                                                            Unrealized
Exchange Contracts                                   Amounts           Proceeds ($)             Value ($)          Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES;

Canadian Dollar,
    expiring 10/16/2003                            53,739,000            38,376,481            38,025,926                   350,555



The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

32

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. There were no total return swaps open as of July 31, 2003.

The fund enters into credit default swaps to hedge its exposure to or to gain exposure to changes in the market on debt securities. Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes open credit default swaps entered into by the fund at July 31, 2003:

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)              Description                (Depreciation) ($)
--------------------------------------------------------------------------------

3,300,000         Agreement with Merrill Lynch terminating              1,503
                 June 20, 2008 to pay a fixed rate of .34%
            and receive the notional amount as a result of
              interest payment default totaling $1,000,000
                  principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

3,300,000         Agreement with Merrill Lynch terminating             (1,494)
                 June 20, 2008 to pay a fixed rate of .36%
            and receive the notional amount as a result of
              interest payment default totaling $1,000,000
               or principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

                                                             The Fund 33

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)              Description                (Depreciation) ($)
--------------------------------------------------------------------------------

4,400,000        Agreement with Merrill Lynch terminating              (6,259)
           September 20, 2008 to pay a fixed rate of .38%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                       on Bear Stearns, 7.625%, 12/7/2009

11,000,000       Agreement with Merrill Lynch terminating             (12,363)
                June 20, 2008 to pay a fixed rate of .29%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                      on Bank of America, 6.25%, 4/15/2012

4,985,000        Agreement with Merrill Lynch terminating             (51,861)
               July 20, 2004 to pay a fixed rate of 3.85% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
              principal payment default of $10,000,000 on
             Federative Republic of Brazil, 8%, 4/15/2014

4,985,000        Agreement with Merrill Lynch terminating             (30,188)
                July 20, 2004 to pay a fixed rate of 3.4% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
              principal payment default of $10,000,000 on
             Federative Republic of Brazil, 8%, 4/15/2014

6,600,000        Agreement with Merrill Lynch terminating              40,110
                June 20, 2008 to pay a fixed rate of .51% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
              principal payment default of $10,000,000 on
                Countrywide Home Loans, 5.625%, 7/15/2009

4,400,000        Agreement with Merrill Lynch terminating              13,522
           September 20, 2008 to pay a fixed rate of .59% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
              principal payment default of $10,000,000 on
                Countrywide Home Loans, 5.625%, 7/15/2009

2,200,000        Agreement with Merrill Lynch terminating              (2,223)
                June 20, 2008 to pay a fixed rate of .42%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                        on Goldman Sachs, 6.6%, 1/15/2012

8,800,000        Agreement with Merrill Lynch terminating             (12,883)
                June 20, 2008 to pay a fixed rate of .43%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                        on Goldman Sachs, 6.6%, 1/15/2012



34
                                                                   Unrealized
                                                                Appreciation
Notional Amount ($)              Description                (Depreciation) ($)
--------------------------------------------------------------------------------

2,855,335        Agreement with Merrill Lynch terminating             (57,333)
               June 20, 2008 to pay a fixed rate of 1.15% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                        on Kroger Company, 5.5%, 2/1/2013

7,500,000        Agreement with Merrill Lynch terminating             (48,682)
                June 3, 2008 to pay a fixed rate of 2.68%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                     on Russian Federation, 5%, 3/31/2030

2,855,335        Agreement with Merrill Lynch terminating             (16,484)
                June 20, 2008 to pay a fixed rate of .93% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                              on Safeway, 5.8%, 8/15/2012

5,710,670        Agreement with Merrill Lynch terminating             (44,206)
                June 20, 2008 to pay a fixed rate of .57%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                              on Target, 5.875%, 3/1/2012

6,600,000        Agreement with Merrill Lynch terminating               2,972
                June 20, 2008 to pay a fixed rate of .54%
           and receive the notional amount as a result of
             interest payment default totaling $1,000,000
              or principal payment default of $10,000,000
                  on Washington Mutual, 5.625%, 1/15/2007

4,400,000        Agreement with Merrill Lynch terminating              (8,240)
           September 20, 2008 to pay a fixed rate of .59% and receive the notional amount as a result of interest payment default totaling $1,000,000 or
              principal payment default of $10,000,000 on
                     Washington Mutual, 5.625%, 1/15/2007

                                                    TOTAL            (234,109)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

                                                             The Fund 35

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2003, the cost of investments for federal income tax purposes was $1,003,744,480; accordingly, accumulated net unrealized depreciation on investments was $12,038,891, consisting of $11,782,869 gross unrealized appreciation and $23,821,760 gross unrealized depreciation.

36

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York

September 18, 2003

                                                             The Fund 37


IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 1.19% of the ordinary dividends paid during the fiscal year ended July 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


38

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on January 21, 2003. The proposal considered at the meeting, and the results, are as follows:



                                                                                     Shares
                                           ----------------------------------------------------------------------------------------

                                                             For                     Against                        Abstained
                                           -----------------------------------------------------------------------------------------
To change the fund's
   investment objective                               27,623,268                   3,560,498                        1,489,982

                                                                                                     The Fund 39



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

40

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2001.

     Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1981.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

42

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund 43

NOTES


                  For More Information

                        Dreyfus
                        Intermediate
                        Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  082AR0703






ITEM 2.     CODE OF ETHICS.

                 The Registrant has adopted a code of ethics that applies to the
            Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.


ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                 The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.


ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INVESTMENT GRADE FUNDS, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  September 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  September 30, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  September 26, 2003


                                EXHIBIT INDEX


            (a)(1)      Code of ethics referred to in Item 2.

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)